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Executive Compensation

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.            )

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PRINCIPAL FINANCIAL GROUP, INC.
(Name of Registrant as Specified In Its Charter)

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Notice of 2017 Annual Meeting
of Shareholders and Proxy Statement

Dear Fellow Shareholders:

You are invited to attend the annual meeting of shareholders on Tuesday, May 16, 2017, at 9:00 a.m., Central Daylight Time, at 750 Park Street, Des Moines, Iowa.

The notice of annual meeting and proxy statement provide an outline of the business to be conducted at the meeting. We will also report on the progress of the Company and answer shareholder questions.

We encourage you to read this proxy statement and vote your shares. You do not need to attend the annual meeting to vote. You may complete, date and sign a proxy or voting instruction card and return it in the envelope provided (if these materials were received by mail) or vote by using the telephone or the Internet. Thank you for acting promptly.

Distribution of annual meeting materials

As we've done in the past, Principal is taking advantage of the Securities and Exchange Commission's rule that allows companies to provide proxy materials for the annual meeting via the Internet to registered shareholders. For each shareholder selecting to receive these materials electronically in the future, Principal and the Arbor Day Foundation will plant the same number of trees in a U.S. forest. In 2016, 1,429 trees were planted.

Sincerely,

Daniel J. Houston
Chairman, President and Chief Executive Officer

April 4, 2017

Notice of Annual Meeting of Shareholders

Meeting Date:	Tuesday, May 16, 2017
Time:	9:00 a.m., Central Daylight Time
Location:	750 Park Street, Des Moines, Iowa 50392

Agenda:

1.
Elect four Class I Directors;

2.
Hold an advisory vote to approve the compensation of our named executive officers;

3.
Hold an advisory vote on the timing of future advisory votes on executive compensation;

4.
Ratify the appointment of Ernst & Young LLP as the Company's independent auditors for 2017; and

5.
Transact such other business as may properly come before the meeting.

The Company has not received notice of other matters that may be properly presented at the annual meeting.

You can vote if you were a shareholder of record on March 22, 2017. It is important that your shares be represented and voted at the meeting. Whether or not you plan to attend the meeting, please vote:

Internet	Telephone	Mail

Through the Internet: visit the website noted in the notice of Internet availability of proxy materials shareholders received by mail, on the proxy or voting instruction card, or in the instructions in the email message that notified you of the availability of the proxy materials.	By telephone: call the toll free telephone number shown on the proxy or voting instruction card or the instructions in the email message that notified you of the availability of the proxy materials.	Complete, sign and promptly return a proxy or voting instruction card in the postage paid envelope provided.

If you attend the meeting, you will need to register and present a valid, government issued photo identification. If your shares are not registered in your name (for example, you hold the shares through an account with your stockbroker), you will need to bring proof of your ownership of those shares to the meeting in order to register. You should ask the broker, bank or other institution that holds your shares to provide you with either a copy of an account statement or a letter that shows your ownership of Principal Financial Group, Inc. common stock on March 22, 2017. Please bring that documentation to the meeting to register.

By Order of the Board of Directors

Karen E. Shaff
Executive Vice President, General Counsel and Secretary

April 4, 2017

IMPORTANT NOTICE REGARDING AVAILABILITY OF PROXY MATERIALS
FOR THE SHAREHOLDER MEETING TO BE HELD ON MAY 16, 2017:

The 2016 Annual Report, 2017 Proxy Statement and other proxy materials are available at
www.principal.com.

Your vote is important! Please take a moment to vote by Internet, telephone or proxy or voting instruction card as explained in the How Do I Vote sections of this document.

2 2017 Proxy Statement

2017 Proxy Statement 3

Director Qualifications, Director Tenure, Process for Identifying and Evaluating Director Candidates and Diversity of the Board

The Nominating and Governance Committee regularly assesses the expertise, skills, backgrounds, competencies and other characteristics of Directors and candidates for Board vacancies in light of the current Board makeup and the Company's strategic initiatives, risk factors, and other relevant circumstances. The Committee also assesses Directors' and candidates' personal and professional ethics, integrity, values and ability to contribute to the Board, including current employment responsibilities. The Board values experience as a current or former Chief Executive Officer ("CEO") or other senior executive in financial services, in international business and with financial management or accounting responsibilities. The following competencies are also particularly valued: strategic orientation, results orientation and comprehensive decision making, risk management and an understanding of current technology issues. The Committee periodically uses an outside consultant to assist with this responsibility, and these assessments provide direction in searches for Board candidates and in the evaluation of current Directors. The Committee reviews the performance of each Director whose term is expiring as part of the determination of whether to recommend his or her nomination for reelection to the Board. Input to this process is also received from the other Directors and an outside consultant may be engaged to assist with these reviews. Director performance and capabilities are evaluated against the characteristics and considerations noted above. Following the Committee's discussion, the outside consultant, if any, (or the Committee Chair) provides feedback to the Directors who were evaluated. The Board annually conducts a self-evaluation regarding its effectiveness, and the Audit, Finance, Human Resources and Nominating and Governance Committees also annually evaluate their respective committee's performance.

All Board members have:

•
Personal character that supports the Company's core value of integrity;

•
Training or experience that is useful to Principal in light of its strategy, initiatives and risk factors; and

•
A demonstrated willingness and ability to prepare for, attend and participate effectively in Board and Committee meetings.

Several current independent Directors have led businesses or major business divisions as CEO or President (Ms. Bernard, Mr. Dan, Mr. Ferro, Dr. Gelatt, Mr. Hochschild, Mr. Mills, Mr. Pickerell and Ms. Tallett). The following chart shows areas central to the Company's strategy, initiatives and operations for which independent Directors have specific training and executive level experience that assists them in their responsibilities.

4 2017 Proxy Statement

Though the Board does not have a formal diversity policy, diversity of the Board is a valued objective. Therefore, the Nominating and Governance Committee reviews the Board's needs and diversity in terms of race, gender, national origin, backgrounds, experiences and areas of expertise when recruiting new Directors. Currently, 40% of the Company's independent Directors are women and 20% are African American.

The Board's diversity objective reflects the values of the Company as well. Principal has been recognized as one of the National Association of Female Executives' Top Companies for Executive Women 16 times and for the second year in a row, earned a perfect score on the Human Rights Campaign Foundation's 2016 Corporate Equality Index. We also were named one of the Ethisphere Institute World's Most Ethical Companies for the seventh consecutive year, Forbes' America's Best Employers, Working Mother magazine's 100 Best Companies and received the WorldatWork 2017 Seal of Distinction. The Board's effectiveness benefits from Directors who have the skills, backgrounds and qualifications needed by the Board and who also increase the Board's diversity.

Director tenure and Board refreshment are important topics that receive considerable Board focus. The Board believes that its thorough Director performance reviews and healthy Board refreshment processes better serve Principal and its stakeholders than would mandatory term limits. Strict term limits would require that Principal lose the continuing contribution of Directors who have invaluable insight into Principal and its industry, strategies and operations as a result of their experience. Nevertheless, Directors' terms must not extend past the annual meeting following their 72nd birthday. The tenure of the independent Directors is listed below. The average tenure of Principal's independent Directors is 12.9 years.

One new independent Director was added to the Board in 2016: Scott M. Mills. Mr. Mills has executive level experience in accounting and finance, asset and investment management, executive compensation, financial services, marketing, product development, strategic planning and technology. This addition was the result of a lengthy search that included consideration of numerous highly qualified candidates. The search was led by the Nominating and Governance Committee, with the assistance of a search firm. Finalist Director candidates met with Betsy J. Bernard, then Chair of the Nominating and Governance Committee, Lead Director Elizabeth Tallett, Mr. Houston and other members of senior management. We anticipate that three additional tenured Directors will be replaced over the next five years, continuing our process of regularly refreshing the talents and perspectives reflected on our Board. The tenure of the Directors, as reflected in the chart above, balances deep knowledge of the Company, its industry and relevant issues, with fresh perspectives and additional expertise, while providing the oversight and independence needed to meet the interests of our shareholders.

Communicating with stakeholders including clients, customers, employees, and investors, has always been an important part of how Principal conducts its business. Principal has had in place for some time a formal engagement process with shareholders around matters of corporate governance. This past year, we continued our engagement efforts and added to the list of investors with whom, over the last several years, the Board's Lead Director has participated in robust discussions regarding our core corporate governance policies. These discussions provide us with helpful insight into shareholders' views on current governance topics, which are then discussed with the Nominating and Governance Committee and the full Board. This continuing process regularly supplements relevant communications regarding corporate governance made through the Company's website and by the Investor Relations staff.

The Nominating and Governance Committee will consider shareholder recommendations for Director candidates sent to it c/o the Company Secretary. Director candidates nominated by shareholders are evaluated in the same manner as Director candidates identified by the Committee and search firms it retains.

2017 Proxy Statement 5

Proposal One—Election of Directors

The Board has three classes, each having a three-year term. All of the nominees are currently Directors of Principal. We expect that all of the nominees will be able and willing to serve if elected. However, if, prior to the annual meeting of shareholders, any nominee should become unable for any reason or unwilling for good cause to serve, proxies may be voted at the 2017 Annual Meeting for another person nominated as a substitute by the Board, or the Board may reduce the number of directors.

The Board of Directors recommends that shareholders vote "For" all of the nominees for election at the Annual Meeting.

Nominees for Class I Directors With Terms Expiring in 2020

Betsy J. Bernard Age: 61 Director Since: 1999 (Principal Life Insurance Company ("Principal Life"), 2001 (the Company)

Committees: Audit (effective November 28, 2016)
Nominating and Governance (Chair) (until November 28, 2016)
Finance
Strategic Issues (Chair) (effective September 21, 2016)
Executive

Public Directorships/Past 5 Years (all current): Zimmer Holdings, Inc. (member of the Compensation Committee and Chair of the Governance Committee), SITO Mobile, Inc. (Lead Independent Director, member of Audit and Compensation Committees, Chair of the Nominating and Governance Committee)

Ms. Bernard was President of AT&T from October 2002 until December 2003 where she led more than 50,000 employees with AT&T Business, then a nearly $27 billion organization serving four million business customers. She was Chief Executive Officer of AT&T Consumer 2001-2002, which served about 40 million consumers and contributed $11.5 billion to AT&T's normalized revenue in 2002. She was head of the consumer and small business division as Executive Vice President—National Mass Markets at Qwest Communications from 2000-2001, and responsible for all retail markets at U S West as Executive Vice President—Retail from 1998-2000. Ms. Bernard was a 2015 NACD Directorship 100 Honoree, and is the Chair of the Advisory Board of the Center on Religion, Culture & Conflict at Drew University.

Skills and Qualifications: In addition to leading and being responsible for financial management of AT&T, Ms. Bernard has executive level experience in brand management, marketing to individuals and small businesses, sales, customer care, operations, product management, electronic commerce, executive compensation, strategic planning, technology and mergers and acquisitions.

Education: Bachelor's degree from St. Lawrence University, master's degree in business administration from Fairleigh Dickinson University, MA from Stanford University in the Sloan Fellow Program.

6 2017 Proxy Statement

Jocelyn Carter-Miller Age: 59 Director Since: 1999 (Principal Life), 2001 (the Company)

Committees: Finance (Chair)
Nominating and Governance

Public Directorships/Past 5 Years (all current): Interpublic Group of Companies, Inc. (Audit and Executive Committees, Chair of Corporate Governance Committee), Netgear, Inc. (Audit and Compensation Committees)

Ms. Carter-Miller has been President of TechEd Ventures since 2005, which specializes in the development and marketing of high performance educational and personal empowerment programming. She was Executive Vice President and Chief Marketing Officer of Office Depot, Inc. from February 2002 until March 2004, with responsibility for the company's marketing for its 846 superstores, contract, catalog and e-commerce businesses in the United States and Canada and operations in 15 other countries. Before joining Office Depot, she was Corporate Vice President and Chief Marketing Officer of Motorola, Inc. with overall responsibility for marketing across its $30 billion revenue base and diverse businesses. She also had general management responsibility while at Motorola for network operations in Latin America, Europe, the Middle East and Africa. Prior to joining Motorola, she was Vice President, Marketing and Product Development at Mattel, Inc. Ms. Carter-Miller was a 2013 NACD Directorship 100 Honoree.

Skills and Qualifications: In addition to her marketing leadership background, Ms. Carter-Miller has executive level experience in brand management, advertising, sales, multinational companies, international operations, mergers and acquisitions, product development, project management, strategic planning, technology and leadership development and training. She is also a certified public accountant.

Education: B.S. in Accounting from the University of Illinois and an MBA in Finance and Marketing from the University of Chicago.

Dennis H. Ferro Age: 71 Director Since: 2010

Committees: Audit (until November 28, 2016)
Finance
Strategic Issues (Chair) (until September 21, 2016)
Nominating and Governance (Chair) (effective November 28, 2016),

Former Public Directorships/Past 5 Years: NYMAGIC, Inc.

Mr. Ferro served as President and Chief Executive Officer of Evergreen Investment Management Company, an asset management firm, from 2003 to 2008. Evergreen had assets under management of $175 billion on December 31, 2008, served more than four million individual and institutional investors through management of a broad range of investment products including institutional portfolios, mutual funds, variable annuities and other investments, and was led by 300 investment professionals. Mr. Ferro was the Chief Investment Officer of Evergreen from 1999 to 2003. From 1994-1999, he was Executive Vice President of Zurich Investment Management Ltd. and Head of International Equity Investments, and from 1991-1994 was Senior Managing Director of CIGNA International Investments. Prior to 1991, he held positions with Bankers Trust Company in Japan, as President and Managing Director, and in Florida and New York. Mr. Ferro is a member of the Investment Committee of the American Bankers Association. During 2009-2012, Mr. Ferro served as a corporate Director and Chairman of the Investment Committee of the New York Marine and General Insurance Company, a subsidiary of NYMAGIC, Inc.

Skills and Qualifications: In addition to leading and being responsible for financial management of Evergreen Investment Management Company, Mr. Ferro has executive level experience in asset management, investment portfolio management, financial services, international operations, product development, marketing and distribution, strategic planning, executive compensation, risk management and mergers and acquisitions.

Education: He earned a bachelor's degree from Villanova University and an MBA in finance from St. John's University. Mr. Ferro is a Chartered Financial Analyst ("CFA").

2017 Proxy Statement 7

Scott M. Mills Age: 48 Director Since: July 27, 2016

Committees: Audit (effective July 27, 2016)
Human Resources (effective July 27, 2016)
Strategic Issues (effective September 21, 2016)

Public Directorships/Past 5 Years:

Mr. Mills has been Executive Vice President and Chief Administrative Officer of Viacom, Inc. since 2015 and Executive Vice President of Human Resources and Administration since 2012. Prior to that, he was President and Chief Operating Officer of Viacom's BET Networks unit, where he previously served as chief financial officer and president of Digital Media. He worked in investment banking and served as Deputy Treasurer for the City of Philadelphia before joining BET.

Skills and Qualifications: Mr. Mills has executive level experience in accounting and finance, asset and investment management, executive compensation, financial services, marketing, product development, strategic planning and technology.

Education: Bachelor's degree in economics from the Wharton School of the University of Pennsylvania.

Continuing Class II Directors With Terms Expiring in 2018

Roger C. Hochschild Age: 52 Director Since: 2015

Committees: Strategic Issues
Audit
Human Resources

Mr. Hochschild has been the President and Chief Operating Officer of Discover Financial Services since 2004. He served as the Chief Administrative Officer, Executive Vice President and Chief Strategy Officer of Morgan Stanley from 2001 to 2004, Chief Marketing Officer of Discover Financial Services from 1998 to 2001and a Senior Executive Vice President of MBNA America Bank from 1994 to 1998. He has been a Director for Chicago Public Media since October of 2016.

Skills and Qualifications: Mr. Hochschild has executive level experience in asset and investment management, retail consumer services, executive compensation, financial services, marketing, mergers & acquisitions, product development, risk management and strategic planning.

Education: Bachelor's degree in economics from Georgetown University, M.B.A. from the Amos Tuck School at Dartmouth College.

8 2017 Proxy Statement

Daniel J. Houston Age: 55 Director Since: 2014

Former Public Directorships/Past 5 Years: Catalyst Health Solutions, Inc.

Mr. Houston has been Chairman, President and Chief Executive Officer of the Company and Principal Life since May 18, 2016, and prior to that was President and Chief Executive Officer from August 18, 2015. He served as President and Chief Operating Officer from November 25, 2014-August 17, 2015. He joined Principal Life in 1984, and was President—Retirement, Investor Services ("RIS") from 2009-2014, President, RIS from 2008-2009 and Executive Vice President, RIS from 2006-2008. He is a member of the boards of directors of the American Council of Life Insurers, the Financial Services Roundtable, Business Roundtable, Iowa Business Council, Greater Des Moines Partnership, Employee Benefits Research Institute, Iowa State University Business School Dean's Advisory Council and Partnership for a Healthier America.

Skills and Qualifications: Mr. Houston has operational expertise, global awareness, and deep talent leadership skills. During his career with the Company, he has worked in sales, managed numerous businesses and helped lead the transformation of the Company to a global investment management leader. He has extensive operational experience, as well as expertise in risk management, executive compensation, marketing and sales, and mergers and acquisitions.

Education: Bachelor's of science degree from Iowa State University in 1984.

Elizabeth E. Tallett Age: 68 Director Since: 1992 (Principal Life), 2001 (the Company)

Committees: Human Resources
Nominating and Governance
Executive

Public Directorships/Past 5 Years (all current): Meredith Corporation (Compensation and Nominating and Governance Committees), Qiagen, N. V. (Audit and Compensation Committees), Anthem, Inc.(Compensation and Executive Committees, Chair of Governance Committee)

Former Public Directorships/Past 5 Years: Coventry Health Care, Inc., Immunicon, Inc., IntegraMed America, Inc., Varian, Inc. and Varian SemiConductor Equipment Associates, Inc.

Ms. Tallett has been Lead Director since 2007.

Ms. Tallett was Principal of Hunter Partners, LLC, a management company for early to mid stage pharmaceutical, biotech and medical device companies, from July 2002 to Feb 2015. She continues to operate as a consultant to early stage pharmaceutical and healthcare companies. She has more than 30 years' experience in the biopharmaceutical and consumer industries.

Skills and Qualifications: Ms. Tallett's senior management experience includes being President and Chief Executive Officer of Transcell Technologies, Inc., President of Centocor Pharmaceuticals, member of the Parke-Davis Executive Committee, and Director of Worldwide Strategic Planning for Warner-Lambert. In addition to her leadership and financial management in pharmaceutical and biotechnology firms, she has executive level experience in multinational companies, international operations, economics, strategic planning, marketing, product development, technology, executive compensation and mergers and acquisitions.

Education: Bachelor's degree with honors in mathematics and economics from the University of Nottingham in England.

2017 Proxy Statement 9

Continuing Class III Directors With Terms Expiring in 2019

Michael T. Dan Age: 66 Director Since: 2006

Committees: Human Resources (Chair)
Nominating and Governance

Mr. Dan was Chairman, President and Chief Executive Officer of The Brink's Company, a global provider of secure transportation and cash management services, from 1999-2011. The Brink's Company had 70,000 employees worldwide, operations in over 100 countries and $3.8 billion in revenue in 2011. Prior to joining Brink's, Mr. Dan served as President of Armored Vehicle Builder, Inc.

Skills and Qualifications: In addition to leading and being responsible for financial management of Brink's, Mr. Dan has executive level experience in international operations, risk management, strategic planning, brand management, executive compensation, customer service, marketing and mergers and acquisitions.

Education: Studied business and accounting at Morton College in Cicero, Illinois, and completed the advanced management program at Harvard Business School.

C. Daniel Gelatt Age: 69 Director Since: 1988 (Principal Life Insurance ), 2001 (the Company)

Committees: Audit
Human Resources
Strategic Issues (until September 21, 2016)

Dr. Gelatt has been President of NMT Corporation since 1987. NMT is an industry leader in mobile mapping and workforce automation software and has been providing analog and digital imaging services to clients worldwide for more than 40 years. He was an Assistant Professor in the Physics Department at Harvard University, where he earned his Ph.D., and was a research manager at the IBM T.J. Watson Research Center before joining the Gelatt companies in 1982. He is a director of Advanced Marketing Concepts, Ltd., TPI Holdings, Inc., nPoint Inc., TrustPoint Inc., NMT Corporation and Elmwood Corporation.

Skills and Qualifications: In addition to leading and having financial responsibility for NMT and other Gelatt privately owned companies, Dr. Gelatt has an extensive background in software and nonlinear optimization and executive level experience in product development, marketing and strategic planning.

Education: Bachelor's and master's degrees from the University of Wisconsin and MA and Ph.D. from Harvard University.

10 2017 Proxy Statement

Sandra L. Helton Age: 67 Director Since: 2001

Committees: Audit (Chair)
Finance
Executive

Former Public Directorships/Past 5 Years: Covance, Inc.; Lexmark International,  Inc.

Ms. Helton was Executive Vice President and Chief Financial Officer—Telephone and Data Systems, Inc. ("TDS"), a diversified telecommunications organization that includes United States Cellular Corporation, from 1998 through 2006. In her role, Ms. Helton had responsibility for the Finance, Information Technology, and other corporate functions. Prior to joining TDS, Ms. Helton spent 26 years with Corning Incorporated, where she held engineering, strategy and finance positions, including Senior Vice President and Treasurer from 1991-1997. She also served as Vice President and Corporate Controller of Compaq Computer Corporation from 1997-1998.

Skills and Qualifications: Ms. Helton has global executive level experience in corporate strategy, finance, accounting and control, treasury, investments, information technology and other corporate administrative functions, as well as extensive corporate governance experience.

Education: B. S. in mathematics, summa cum laude, from the University of Kentucky in 1971, S.M. from Massachusetts Institute of Technology's Sloan School in 1977 with double majors in Finance and Planning & Control.

Blair C. Pickerell Age: 60 Director Since: 2015

Committees: Finance
Nominating and Governance
Strategic Issues

Public Directorships/Past 5 Years (all current): Dah Sing Financial Holdings Limited (Audit Committee); Link Real Estate Investment Trust (Nomination and Remuneration Committees).

Mr. Pickerell served as Chairman, Asia, Nikko Asset Management from 2010-July 2015. From 2007-2010, he was CEO, Asia, at Morgan Stanley Investment Management. He has also served as Chief Executive, Asia Pacific, of HSBC Asset Management and as Chairman of Jardine Fleming Funds.

Mr. Pickerell's current international service includes memberships on the Supervisory Committee for the Tracker Fund of Hong Kong; on the International Advisory Board of the Securities and Exchange Board of India; on the Listing Committee of The Stock Exchange of Hong Kong; and as member of the International Advisory Council of Business and Economics of The University of Hong Kong.

Skills and Qualifications: In addition to his extensive leadership record in the investment and asset management and financial services industries, Mr. Pickerell has executive level experience in the retail consumer, international, marketing, mergers & acquisitions, product development and strategic planning. He is fluent in Mandarin Chinese.

Education: Bachelor's and M. A. degrees from Stanford University, MBA from Harvard Business School.

2017 Proxy Statement 11

Corporate Governance

The Company's Board and management regularly review best practices for corporate governance and modify our policies and practices as warranted. Our current best practices include:

•
Majority of independent Directors (10 out of 11);

•
All key committees (i.e., Audit, Finance, Human Resources and Nominating and Governance Committees) are composed entirely of independent Directors;

•
Strong and experienced independent Lead Director;

•
Director resignation policy in the event that the support of a majority vote of shareholder is not achieved;

•
Policy regarding Directors' service on other public company boards;

•
Board and committee self assessments conducted annually;

•
Director assessment conducted in connection with Director nomination process;

•
Robust stock ownership guidelines for Directors;

•
Diverse Board membership in terms of background, experience, gender, ethnicity and tenure;

•
Robust shareholder engagement program to obtain valuable feedback on our compensation and governance programs;

•
Annual review of CEO succession plan by the independent Directors with and without the CEO present; and

•
Annual Board review of senior management long term and emergency succession plans.

Board Leadership Structure

The Board exercises flexibility in establishing a leadership structure that works best for Principal at any given time. Historically, the positions of Chairman of the Board and CEO have been held by two people or combined and held by one person, depending on circumstances. Currently, Daniel J. Houston is the Chairman and CEO. Since 1990, the Board has had a Lead Director because it is important that the independent Directors have a formally acknowledged leader in addition to the Chairman of the Board who leads the Board generally. The Board regularly reviews the effectiveness of this shared leadership. Whether to separate or combine the Chairman and CEO positions is based on factors such as the tenure and experience of the CEO and the broader economic and operating environment of the Company. Principal has separated the roles of Chairman of the Board and CEO during periods of management transition, with the prior Chairman retaining that position as the newly appointed CEO assumes new responsibilities. The Board prefers this flexible approach to a requirement that the positions of Chairman/CEO be combined or separate. Ms. Tallett, the Lead Director, was selected by the independent Directors. The Nominating and Governance Committee reviews the assignments of Lead Director annually.

The Lead Director and the Chairman jointly decide on the Board's agenda for each regular quarterly meeting, and the Lead Director seeks input from the other independent Directors. The Lead Director and Chairman share the duties of presiding at each Board meeting. The Chairman presides when the Board is meeting as a full Board. The Lead Director presides when the Chairman is not present; plans and leads executive sessions of independent Directors ("Executive Sessions"); leads the Board's annual self evaluation, calls special Board meetings if the Chairman is unable to act, and leads the Board's CEO succession planning discussions. Executive Sessions generally occur at the start and end of each regularly scheduled Board meeting, and were held in conjunction with each regularly scheduled Board meeting during 2016.

Role of the Board in Risk Oversight

Risk management is an essential component of our culture and business model. Management within our business units and functional areas is primarily responsible for identifying, assessing, monitoring and managing risk exposures. The Company's Enterprise Risk Management program includes a Chief Risk Officer, whose team operates independently from the business units, and an Enterprise Risk Management Committee, composed of members from the executive management team, that provides enterprise wide oversight for material risks. The Company also has a robust internal audit function.

12 2017 Proxy Statement

The Board oversees management's execution and performance of its risk management responsibilities. The Board reviews strategic threats, opportunities, and risks Principal and its businesses or functions are managing. This includes oversight of risks such as credit, market, liquidity, product, operational, cybersecurity and general business risk that are handled directly by the Board or by Board Committees as discussed below:

The Audit Committee:    risk and mitigation related to accounting, financial controls, legal, regulatory, ethics, compliance, operations and general business activities. The Audit Committee also oversees the framework and policies with respect to enterprise risk management.

The Finance Committee:    risk and mitigation related to liquidity, credit, market, product and pricing activities. The Finance Committee also oversees capital management, capital structure and financing, investment policy, tax planning, and key risks associated with significant financial transactions. The Finance Committee also provides guidance to the Human Resources Committee on the appropriateness of Company financial goals used in annual and long-term employee incentive compensation arrangements.

The Human Resources Committee:    risk and mitigation related to the design and operation of employee compensation arrangements to confirm they are consistent with business plans, do not encourage inappropriate risk taking and are appropriately designed to limit or mitigate risk. The Human Resources Committee also oversees succession planning and development for senior management.

The Nominating and Governance Committee:    risks and mitigation related to the Company's environmental, sustainability and corporate social responsibilities as well as the Company's political contribution activities. The Nominating and Governance Committee also monitors whether the Board and its committees have the collective skills and experience necessary to monitor the risks facing the Principal.

The Chief Risk Officer and other members of senior management provide reports and have discussions with the Board and its committees on our risk profile and risk management activities, including reviews of ongoing adherence to policy, impacts of external events, and how strategy, initiatives, and operations integrate with our risk objectives. The Board also receives input on these issues from external entities such as our independent auditor, regulators and consultants. These activities provide the Board with a greater understanding of the material risks we face, the level of risk in matters presented for Board approval, how risks are related.

The Board views cybersecurity risk as an enterprise wide concern that involves people, processes, and technology, and accordingly treats it as a Board level matter. It embodies a persistent and dynamic threat to our entire industry and is not limited to information technology. The Board will remain focused on this critical priority by continuing to receive regular reports from the Chief Information Officer and other professionals to ensure that it is monitoring cyber threat intelligence and taking the steps necessary to implement the needed safeguards and protocols to manage the risk.

Succession Planning and Talent Development

The Board believes that succession planning for future leadership of the Company is one of its most important roles. The Board is actively involved in talent management and reviews succession at least annually. This includes a detailed discussion of our global leadership and succession plans with a focus on key positions at the levels of senior vice president and above. In addition, the Human Resources Committee regularly discusses the talent pipeline for critical roles at a variety of organizational levels. High potential leaders are given exposure and visibility to Board members through formal presentations and informal events and the Human Resources Committee also receives regular updates on key talent indicators for the overall workforce, including diversity, recruiting and development programs. In early 2017, the Company's succession plan was used when Deanna D. Strable, a long time Company executive, replaced Terrance J. Lillis as Chief Financial Officer ("CFO").

Majority Voting

In uncontested Director elections, Directors are elected by the majority of votes cast. If an incumbent Director is not elected and no successor is elected, the Director must submit a resignation to the Board, which will decide whether to accept the resignation. The Board's decision and reasons for its decision will be publicly disclosed within 90 days of certification of the election results.

Director Independence

The Board determines at least annually whether each Director is independent, using its independence standards in these determinations. These independence standards include the New York Stock Exchange requirements for

2017 Proxy Statement 13

independence and are on the Company's website, www.principal.com. The Board considers all commercial, banking, consulting, legal, accounting, charitable, family and other relationships (either individually or as a partner, shareholder or officer of an organization) a Director may have with the Company and its subsidiaries. The Board most recently made these determinations for each Director in February 2017, based on:

•
A review of relationships and transactions between Directors, their immediate family members or other organizations and the Company, its subsidiaries or executive officers;

•
Questionnaires completed by each Director regarding any relationships or transactions that could affect the Director's independence;

•
The Company's review of its purchasing, investment, charitable giving and other records; and

•
Recommendations of the Nominating and Governance Committee.

The Board affirmatively determined that the following Directors have no material relationship with the Company and are independent: Ms. Bernard, Ms. Carter-Miller, Mr. Dan, Mr. Ferro, Dr. Gelatt, Ms. Helton, Mr. Hochschild, Mr. Mills, Mr. Pickerell and Ms. Tallett. The Board also determined that all current members of the Audit, Finance, Human Resources and Nominating and Governance Committees are independent.

Some Directors have categorically immaterial relationships and transactions with Principal:

•
Ms. Bernard, Dr. Gelatt, Ms. Helton, Mr. Pickerell and Ms. Tallett are customers of the Company's subsidiaries. Prior to the Demutualization (see page 58), Directors were required to own an insurance policy or annuity contract issued by Principal Life. All insurance policies, annuity contracts and agreements for trust services held by Directors are on the same terms and conditions as those offered to the public.

•
The Gelatt family companies (Dr. Gelatt is the CEO) and an affiliated trust own insurance and pension products issued by Principal Life.

•
Ms. Bernard, Mr. Pickerell and Ms. Tallett are directors, and Messrs. Hochschild and Mills are executive officers of for profit entities with which the Company's subsidiaries conduct ordinary commercial transactions.

Certain Relationships and Related Party Transactions

Nippon Life Insurance Company ("Nippon Life"), which held approximately 6.3% of the Company's Common Stock at the end of 2016, is the parent company of Nippon Life Insurance Company of America ("NLICA"). Nippon Life, NLICA and Principal Life have had a business relationship for more than 20 years. In 2016, Nippon Life and NLICA paid the following amounts to Principal Life or its affiliates: $285,763 for pension services for defined contribution plans maintained by NLICA and an affiliate (mostly paid by plan participants); $1,250 for deferred compensation plan services; $5,900,551 for investment services. Principal Global Investors (Japan) Ltd. paid Nippon Life $88,524 for 401(k) fees and plan administration. The Company owns approximately three percent of the common stock of NLICA and Principal Life purchased public bonds with a market value at the end of 2016 of $62,062,500 during Nippon Life's $2 billion public issuance in October of 2012. Since May 1, 2013, NLI US Investments, Inc. ("NLI"), has owned 20% of Post Advisory Group, LLC ("Post"), an affiliate of the Company. During 2016, Post paid NLI an aggregate of $3,929,793 in dividends. Due to the longstanding relationship between Nippon and Principal Life, Nippon employees occasionally train on-site at Principal Life or at one of its affiliates. During 2016, and Principal Life paid Nippon Life $313,498 in salary reimbursements in connection with these situations.

During 2016, Principal Management Corporation, an affiliate of the Company ("PMC"), paid Wellington Management Company $3,490,645 for sub-advisory services furnished to a registered investment company managed by PMC. As of the end of 2016 Wellington owned approximately 5.2% of the Company's Common Stock.

As of December 31, 2016, the Vanguard Group, Inc. managed funds holding in the aggregate 9.3% of the Company's Common Stock. During 2016 Principal Shareholder Services, Inc. paid Vanguard $31,948 for sub-transfer agent services. Vanguard paid $1,433,430 in rent for lease of space to a borrower of the Principal Life Insurance Company general account.

Dwight Soethout, Vice President—Finance, is the spouse of Deanne D. Strable, Executive Vice President and Chief Financial Officer. Mr. Soethout has been an employee of the Company since 1993. In 2016, he received approximately $358,174 in base salary and annual bonus from Principal Life. He also participates in the long-term incentive compensation plan, and his compensation is commensurate with that of his peers. His employment and compensation were approved by the Human Resources Committee.

14 2017 Proxy Statement

The Nominating and Governance Committee or its Chair must approve or ratify all transactions with Related Parties that are not preapproved by or exempted from the Company's Related Party Transaction Policy (the "Policy"). At each quarterly meeting, the Committee reviews transactions with Related Parties. The Committee ratifies any transaction that is subject to the Policy if it determines it is appropriate, and may attach conditions to that approval. Transactions involving employment of a relative of an executive officer or Director must be approved by the Human Resources Committee. The Company's Related Party Transaction Policy may be found at www.principal.com.

Board Meetings

The Board held 10 meetings in 2016, five of which were two day, in person meetings. Each of the Directors then in office attended more than 75% in the aggregate of the meetings of the Board and the committees of which the Director was a member. All of the Directors then on the Board attended the 2016 Annual Meeting except Gary E. Costley who left the board in May of 2016.

Corporate Code of Business Conduct and Ethics

Each Director and officer of the Company has certified they comply with Principal's Global Code of Business Conduct and Ethics, the foundation for ethical behavior across the organization. The Code is available at www.principal.com.

Board Committees

Only independent Directors may serve on the Audit, Human Resources and Nominating and Governance Committees. The Committees review their charters and performance annually. Committee charters of the Audit, Finance, Human Resources and Nominating and Governance Committees are available on the Company's website, www.principal.com.

2017 Proxy Statement 15

Membership and responsibilities of each of the Board Committees:

Committee	Responsibilities	Members (*Committee Chair)	Meetings Held in 2016

Audit

•

Appointing, terminating, compensating and overseeing the Company's independent auditor and selecting the lead audit partner;

•

Reviewing and reporting to the Board on the independent auditor's activities;

•

Approving all audit engagement fees and preapproving compensation of the independent auditor for non audit engagements, consistent with the Company's Auditor Independence Policy;

•

Reviewing internal audit plans and results;

•

Reviewing and reporting to the Board on accounting policies and legal and regulatory compliance; and

•

Reviewing the Company's policies on risk assessment and management.

All members of the Audit Committee are financially literate and are independent, as defined in the New York Stock Exchange listing standards, and Ms. Helton is a financial expert, as defined by the Sarbanes-Oxley Act.

		Betsy Bernard(6) Gary E. Costley(1) Dennis H. Ferro(7) C. Daniel Gelatt Sandra L. Helton* Roger C. Hochschild Scott M. Mills(3)	8

Human Resources

•

Evaluating the performance of the CEO and determining his compensation relative to his goals and objectives;

•

Approving compensation for all other officers of the Company and Principal Life at the level of Senior Vice President and above ("Executives");

•

Approving employment, severance or change of control agreements and perquisites for Executives;

•

Overseeing Executive development and succession planning;

•

Approving employee compensation policies for all other employees;

•

Approving equity awards;

•

Administering the Company's incentive and other compensation plans that include Executives;

•

Acting on management's recommendations for broad based employee pension and welfare benefit plans;

•

Reviewing compensation programs to confirm that they encourage management to take appropriate risks; discourage inappropriate risks and act consistently with the Company's business plan, policies and risk tolerance.

		Michael T. Dan* C. Daniel Gelatt Roger C. Hochschild Scott M. Mills(3) Elizabeth E. Tallett	6

Nominating and Governance	• Recommends Board candidates, Board committee assignments and service as Lead and Alternate Lead Director; • Reviews and reports to the Board on Director independence, performance of individual Directors, process for the annual self evaluations of the Board and its performance and committee self evaluations, content of the Global Code of Business Conduct and Ethics, Director compensation, and the Corporate Governance Guidelines; • Reviews environmental and corporate social responsibility matters as well as the Company's political contribution activities.	Betsy J. Bernard*(7) Jocelyn Carter-Miller Michael T. Dan Dennis Ferro*(6) Blair C. Pickerell Elizabeth E. Tallett	5

16 2017 Proxy Statement

Committee	Responsibilities	Members (*Committee Chair)	Meetings Held in 2016

Finance

•

Assists the Board with financial, investment and capital management policies;

•

Reviews capital structure and plans, significant financial transactions, financial policies, credit ratings, matters of corporate finance, including issuance of debt and equity, shareholder dividends, proposed mergers, acquisitions and divestitures; Reviews and provides guidance on financial goals;

•

Oversees investment policies, strategies and programs; Reviews policies and procedures governing the use of financial instruments including derivatives; and assists the Board in overseeing and reviewing information regarding enterprise financial risk management, including the policies, procedures and practices to manage liquidity, credit market, product and pricing risks and tax planning.

		Betsy J. Bernard Jocelyn Carter-Miller* Dennis H. Ferro Sandra L. Helton Blair Pickerell	6

Strategic Issues	Plans the Board's annual strategic retreat.	Betsy Bernard*(4) Dennis H. Ferro*(5) C. Daniel Gelatt(5) Roger C. Hochschild Scott M. Mills(4) Blair C. Pickerell	5

Executive	Acts on matters delegated by the Board which must be approved by its independent members. Has the authority of the Board between Board meetings unless the Board has directed otherwise or as mandated by law and in the By Laws.	Betsy J. Bernard Sandra L. Helton Daniel J. Houston*(2) Elizabeth E. Tallett Larry D. Zimpleman*(1)	None

(1)
Until May 17, 2016
(2)
Effective May 17, 2016
(3)
Effective July 27, 2016
(4)
Effective September 21, 2016
(5)
Until September 21, 2016
(6)
Effective November 28, 2016
(7)
Until November 28, 2016

2017 Proxy Statement 17

Directors' Compensation

Directors serve on the Boards of the Company, Principal Life and Principal Financial Services, Inc. Directors who are also employees do not receive any compensation for their service as Directors. The Company provides competitive compensation to attract and retain high quality non-employee Directors. A substantial proportion of non-employee Director compensation is provided in the form of equity to help align such Directors' interests with the interests of shareholders.

The non-employee Director compensation program is reviewed annually. The Nominating and Governance Committee uses the Board's independent compensation consultant, FW Cook, to conduct an annual comprehensive review and assessment of Director compensation. The Company targets non-employee Director compensation at approximately the median of the peer group used for Executive compensation comparisons ("Peer Group") (see page 27), which aligns with its Executive compensation philosophy. As a result of FW Cook's November 2016 review and the Committee's discussion, no changes were made to the Board compensation program.

Effective Since January 1, 2015

Annual Cash Retainers(1)

- Non-Executive Chairman(2)	$200,000

- Board	$95,000

- Audit Committee Chair	$20,000

- Human Resources Committee Chair	$17,500

- Finance Committee Chair	$15,000

- Nominating & Governance Committee Chair	$15,000

- Other Committee Chairs	$5,000

- Lead Director	$25,000

Annual Restricted Stock Unit Retainer(3)

- Board	$130,000

Meeting Attendance Fees

- Regularly Scheduled Board Meeting	No meeting fees

- Non-regularly Scheduled Board Meetings (in person)	$2,500 per day

- Non-regularly Scheduled Board Meetings (Telephonic)	$1,000

- Committee Meeting	$1,500

- Telephonic Committee Meeting	$1,000

(1)
Paid in two semiannual payments, in May and November, on a forward looking basis.

(2)
From January 1-May 17, 2016, Mr. Zimpleman was a non executive Chairman of the Board, and he was paid an annual retainer of $200,000 for this service in addition to the normal compensation provided to non-employee members of the Board, both prorated for this period.

(3)
Grants are made at the time of the annual meeting.

18 2017 Proxy Statement

Fees Earned by Non-Employee Directors in 2016

Name	Fees Earned or Paid in Cash	Stock Awards(1)	Total

Betsy J. Bernard	$128,000	$129,985	$257,985

Jocelyn Carter-Miller	$130,000	$129,985	$259,985

Gary E. Costley	$9,000	$0	$9,000

Michael T. Dan	$131,500	$129,985	$261,485

Dennis H. Ferro	$128,000	$129,985	$257,985

C. Daniel Gelatt Jr.	$120,000	$129,985	$149,985

Sandra L. Helton	$139,000	$129,985	$268,985

Roger C. Hochschild	$120,000	$129,985	$249,985

Scott M. Mills	$88,793	$104,638	$193,432

Blair C. Pickerell	$119,000	$129,985	$248,985

Elizabeth E. Tallett	$140,000	$129,985	$269,985

Larry D. Zimpleman	$112,005	$0	$112,005

(1)
These amounts reflect the grant date fair value of awards made in 2016 determined in accordance with FASB Accounting Standards Codification ("ASC") Topic 718. These awards do not reflect actual amounts realized or that may be realized by the recipients.

Non-Employee Directors' Deferred Compensation Plan

Non-Employee Directors may defer the receipt of their cash compensation under the Deferred Compensation Plan for Non-Employee Directors of Principal Financial Group, Inc. This Plan has four investment options:

•
Phantom units tied to the Company's Common Stock;

•
The Principal LargeCap S&P 500 Index R5 Fund;

•
The Principal Real Estate Securities R5 Fund; and

•
The Principal Core Plus Bond R5 Fund.

The returns realized on these funds during 2016 were:

Investment Option	1 Year Rate Of Return (12/31/2016)

Principal Financial Group, Inc. Employer Stock Fund	32.21%

Principal LargeCap S&P 500 Index R5 Fund	11.49%

Principal Real Estate Securities R5 Fund	5.68%

Principal Core Plus Bond R5 Fund	3.75%

Restricted Stock Unit Grants

Non-Employee Directors receive an annual grant of Restricted Stock Units ("RSUs") under the Principal Financial Group, Inc. 2014 Directors Stock Plan. RSUs are granted at the time of the annual meeting, vest at the next annual meeting and are deferred at least until the date the Director leaves the Board. At payout, the RSUs are converted to shares of Common Stock. Dividend equivalents become additional RSUs, which vest and are converted to Common Stock at the same time and to the same extent as the underlying RSU. The Nominating and Governance Committee has the discretion to make a prorated grant of RSUs to Directors who join the Board at a time other than at the annual meeting. While the 2014 Director Stock Plan (which was approved by shareholders) allows some discretion in determining the dollar value of RSUs that may annually be awarded, it imposes a maximum limit of $230,000 ($500,000 for an Independent Chairman) on the size of the annual award that may be made.

2017 Proxy Statement 19

As of December 31, 2016, each Non-Employee Director had the following aggregate number of outstanding RSUs, including additional RSUs received as the result of dividend equivalents:

Director Name	Total RSUs Outstanding Fiscal Year End 2016 (Shares)

Betsy J. Bernard	38,752

Jocelyn Carter-Miller	40,794

Michael T. Dan	36,205

Dennis H. Ferro	23,248

C. Daniel Gelatt	43,686

Sandra L. Helton	38,752

Roger C. Hochschild	6,106

Scott M. Mills	2,379

Blair C. Pickerell	4,952

Elizabeth E. Tallett	43,181

Other Compensation

Principal Life matches charitable gifts up to $16,000 per nonemployee Director per year. These matching contributions are available during a Director's term and the following three years. Principal Life receives the charitable contribution tax deductions for the matching gifts.

Directors are reimbursed for travel and other business expenses they incur while performing services for the Company. Directors' spouses/partners may accompany them to the annual Board strategic retreat. At this retreat, Principal pays for some of the travel expenses and amenities for Directors and their spouses/partners, such as meals and social events. Directors are also covered under the Company's Business Travel Accident Insurance Policy and Directors' and Officers' insurance coverage. In 2016 the total amount of perquisites provided to Non-Employee Directors was less than $10,000.

Directors' Stock Ownership Guidelines

To encourage Directors to accumulate a meaningful ownership level in the Company, the Board has had a "hold until retirement" stock ownership requirement since 2005. All RSU grants must be held while a Director is on the Board, and may only be converted to Common Stock when the Director's Board service ends. The Board has a guideline that Directors own interests in Common Stock equal to five times the annual Board cash retainer within five years of joining the Board. Directors have been able to achieve this level of ownership through the RSU hold until retirement requirement. Once this guideline is met, Directors do not need to buy additional stock if the guideline is no longer met due to a reduction in stock price, as long as the Director's ownership level is not reduced as a result of share sales.

Audit Committee Report

The Audit Committee oversees the Company's financial reporting process. Company management has the primary responsibility for the financial statements and the reporting process, including the systems of internal controls. The Committee reviewed with management the audited financial statements for the fiscal year ended December 31, 2016, and discussed the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the financial statements.

The Committee discussed with Ernst & Young LLP, the Company's independent auditor, the matters required to be discussed by the applicable Public Company Accounting Oversight Board ("PCAOB") standards. These standards require the independent auditor to communicate (i) the auditor's responsibility under standards of the PCAOB; (ii) an overview of the planned scope and timing of the audit; and (iii) significant findings from the audit, including the qualitative aspects of the entity's significant accounting practices, significant difficulties, if any, encountered in performing the audit, uncorrected misstatements identified during the audit, other than those the auditor believes

20 2017 Proxy Statement

are trivial, if any, any disagreements with management, and any other issues arising from the audit that are significant or relevant to those charged with governance.

The Committee received from Ernst & Young LLP, the written disclosures and letter required by applicable requirements of the PCAOB regarding the independent auditor's communications with the Committee concerning independence. The Committee has discussed with Ernst & Young LLP its independence and Ernst & Young LLP has confirmed in its letter that, in its professional judgment, it is independent of the Company within the meaning of the federal securities laws.

The Committee discussed with the Company's internal and independent auditors the overall scope and plans for their respective audits. The Committee meets with the internal and independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Company's internal controls and the overall quality of the Company's financial reporting.

In reliance on the reviews and discussions referred to above, the Committee recommended to the Board (and the Board approved) that the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2016, for filing with the SEC. The Committee has also approved, subject to shareholder ratification, the appointment of Ernst & Young LLP as the Company's independent auditors for the fiscal year ending December 31, 2017.

The Committee does not have the responsibility to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and in accordance with generally accepted accounting principles. That is the responsibility of the Company's independent auditor and management. In giving our recommendation to the Board, the Committee has relied on (i) management's representation that such financial statements have been prepared with integrity and objectivity and in conformity with generally accepted accounting principles, and (ii) the report of the Company's independent auditor with respect to such financial statements.

Sandra L. Helton, Chair
Betsy J. Bernard
C. Daniel Gelatt
Roger C. Hochschild
Scott Mills

2017 Proxy Statement 21

Executive Compensation

Compensation Discussion and Analysis (CD&A)

The CD&A describes Principal Financial Group, Inc.'s Executive compensation objectives and philosophy. It also describes our 2016 compensation program and reviews the outcomes, including the Company's financial performance in 2016. Our "Named Executive Officers" in 2016 were.

•
Daniel J. Houston, Chairman, President and Chief Executive Officer.    Mr. Houston has overall responsibility for all businesses of the organization. He previously served as President and Chief Operating Officer, overseeing all global businesses, and the Retirement and Investor Services and U.S. Insurance Solutions segments of the organization.

•
Terrance J. Lillis, Executive Vice President and Chief Financial Officer.    Mr. Lillis was Executive Vice President and Chief Financial Officer of the Company and Principal Life from March of 2014 to February 14, 2017. He will retire on May 1, 2017.

•
James P. McCaughan, President—Global Asset Management.    Mr. McCaughan heads the Principal Global Investors segment of our operations, overseeing all global asset management activities, including developing global strategies and identifying and analyzing market opportunities.

•
Deanna D. Strable, Executive Vice President and Chief Financial Officer.    Ms. Strable was appointed to this position on February 14, 2017. She has been with the Company since 1990, and had been Executive Vice President Principal and President of U. S. Insurance Solutions with overall accountability for individual life, nonqualified deferred compensation, individual disability and group benefits.

22 2017 Proxy Statement

•
Luis Valdés, President—International Asset Management & Accumulation.    Mr. Valdés is responsible for managing the Company's operations outside of the United States in our international asset management and accumulation segment.

2016 Company Highlights:

We had strong results in 2016 with a record $1.3 billion in both net income available to common stockholders and operating earnings(1), up 5 percent over 2015 on a reported basis. This growth in earnings is particularly compelling given that we had a challenging start to 2016 with strong headwinds from equity markets and foreign currency translation, as well as low interest rates. These strong results reflect underlying growth in the business, disciplined expense management, and a balanced approach to capital deployment.

Importantly, our fundamentals remain strong. In 2016, we generated $19.4 billion in net cash flows and increased assets under management by more than $64 billion to $592 billion at year-end, as many of our industry peers experienced net redemptions. Investment performance remains competitive and speaks to our ongoing ability to stand out among active managers.

We deployed $856 million of capital in 2016, or 65% of net income. We take a balanced approach to capital deployment—we returned $722 million of capital to shareholders through common stock dividends and share repurchases in 2016; we added financial flexibility with our fourth quarter debt refinancing; and we increased ownership in our investment boutiques.

Despite the volatility that we experienced in 2016, our diversified and integrated business model continues to perform well under many different economic scenarios.

In 2016, the Company's total shareholder return was above the average of our Peer Group used for compensation purposes (32.2% vs. 12.2%). Our three year total shareholder return also continues to be higher, with a three year total shareholder return of 26.2%, compared to an average total shareholder return of 0.54% for companies in the Peer Group.

2016 Compensation Highlights

•
In 2016, the Company's shareholders voted to approve the Company's Executive compensation program. Of the votes cast, over 94% supported the Executive compensation program. The Company considered the shareholders' approval of the compensation program to be approval of the Company's compensation philosophy, which has not changed since that vote. The only change made to the compensation program in 2016 was to revise the performance measures associated with the performance based RSU ("PSU") component of our long term incentive program (see page 25). and all changes to compensation levels have been consistent with the Company's compensation philosophy.

•
Based on our 2016 annual performance achievements, many of which are outlined above, 2016 Annual incentive payout averaged 99% of target.

(1)
This is a non-GAAP financial measure. See non-GAAP financial measure reconciliations in Appendix B.

2017 Proxy Statement 23

•
Based on the Company's three-year average return on equity ("ROE")(2) and three-year average book value per share(3) performance, the 2014-2016 PSUs vested on December 31, 2016 and 97% of the target number of shares were paid out in February 2017, according to the established performance scale, and approval by the Human Resources Committee.

Compensation Program Philosophy and Policies

Compensation Philosophy—our compensation programs are designed to:

•
Attract and retain talented Executives and motivate them to perform at the highest level and contribute significantly to the Company's long term success;

•
Reinforce the Company's pay for performance culture by making a significant portion of total compensation variable and by differentiating awards based on Company and individual performance in achieving short and long term financial and strategic objectives;

•
Have a greater percentage of compensation to be at risk for Executives who bear higher levels of responsibility for the Company's performance; and

•
Align the interests of Executives and other stakeholders, including shareholders, customers and employees, by having a significant portion of the Executives' compensation in stock and requiring Executives to hold stock;

•
Support important corporate governance principles and established best practices.

Compensation Policies—Principal's Executive compensation program incorporates the following best practices:

•
The Human Resources Committee's independent compensation consultant is retained by the Committee to advise on Executive and Director compensation and does no other work for the Company.

•
The Human Resources Committee regularly reviews an analysis of the Company's incentive compensation plans to ensure they are designed to create and maintain shareholder value, provide rewards based on the long term performance of the Company and do not encourage excessive risk.

•
The majority of our Executive compensation is variable and linked to meeting our short term and long term financial and strategic goals and to the performance of the Company's stock over time. Ninety percent of our CEO's 2016 target compensation and an average of 80% of our other Named Executive Officer's target total compensation are variable and tied to Company performance.

•
Executives receive a significant portion of their compensation in stock as noted in the chart on page 28, and are required to own a meaningful amount of stock in the Company, both of which contribute to strong alignment of management and shareholder interests.

•
Principal prohibits all employees, including Named Executive Officers, from purchasing any Principal securities on margin (except for exercising stock options), engaging in short sales or trading in any put or call options; and purchasing, directly or indirectly, any financial instrument (including prepaid variable forward contracts, equity swaps, collars and exchange funds) that is designed to hedge or offset any decrease in the market value of Principal securities.

•
Principal has a claw back policy to recover incentive compensation paid to Executives if the compensation was based on achieving financial results that were subsequently restated, if the Committee decides that the Executive engaged in fraud or intentional misconduct that caused the restatement, and if the amount of the Executive's incentive compensation would have been lower had the financial results been properly reported.

•
Our change of control agreements with Executives provide market based severance protection and do not provide excise tax gross ups.

•
We do not provide perquisites to Executives that are not offered to all employees, except one physical examination per year, business spousal travel, and gifts of nominal value given to all sales conference attendees.

•
We have not repriced underwater stock options and we will not do so without shareholder approval.

•
Our programs are designed to be financially efficient from tax, accounting, cash flow and share dilution perspectives. We make efforts to ensure that Principal benefits from the tax deductibility of all compensation to the extent practicable. The Committee may provide compensation that is not tax deductible if it determines such action is appropriate.

•
Executives do not receive any income tax gross ups.

(2)
Return on equity ("ROE") is defined as (i) income from continuing operations before income taxes per the audited Consolidated Statements of Operations less net realized/unrealized capital gains (losses) and preferred stock dividends declared during such calendar year divided by (ii) the average equity excluding other comprehensive income available to common stockholders.

(3)
Book value per share is defined as total ending common equity excluding other comprehensive income divided by number of common shares outstanding end of year.

24 2017 Proxy Statement

Summary of Compensation Elements:

Compensation Component	Objective	Description and 2016 Highlights

Base Salary	Provides fixed income based on the size, scope and complexity of the Executive's role, Executive's historical performance and relative position compared to market pay information	Base salaries are generally targeted at market median, but may vary from median based on the Executive's performance, work experience, role and the difficulty of replacing the Executive.
In 2016, the Committee made market adjustments to the Executives' base salaries, as detailed on page 29.

Annual Incentive Compensation	Motivates and rewards annual corporate performance as well as the Executive's contribution to achieving our annual objectives.	A range of earnings opportunity, expressed as percentages of base salary and corresponding to three levels of performance (threshold, target and maximum), is established for each Executive. Actual bonuses depend on achievement relative to the key financial measures, corporate and divisional goals, as outlined on pages 29-31.
Based on the Committee's assessment of performance, actual bonuses for 2016 averaged 99% of target as detailed on page 31.

Long Term Incentive Compensation	Motivates and rewards long term corporate performance as well as the Executive's contribution to achieving our long term objectives. Reinforces the link between the interests of the Executives and shareholders. Encourages retention.	Each year, the Committee establishes the long term award opportunity for each Named Executive Officer. One half of the award is granted in stock options and the other half in PSUs. Using equal amounts of PSUs and options creates a balance between achieving operating performance objectives and increases in shareholder value.
The PSUs vest based on continued service (except for retirees, when they vest over time) and meeting financial objectives over a three year period (with each three year period treated as a "Performance Cycle").
The PSUs granted in 2016 for the 2016-2018 Performance Cycle will vest based on performance scales for three-year average Pre-Tax Return on Net Revenue, each weighted 50% over the performance period. Payout on the ROE metric is modified based on three year Book Value per Share versus certain threshold goals. Details of the program are outlined on pages 31-33.
The PSUs granted in 2014 for the 2014-2016 Performance Cycle were based on three-year average ROE and three-year average Book Value per Share, each weighted 50%. For the 2014-2016 Performance Cycle, the awards vested and paid out at 97% of the target number of PSUs based on our ROE performance of 14.6% and Book Value per Share of $35.17.

2017 Proxy Statement 25

Compensation Component	Objective	Description and 2016 Highlights

Benefits	Protects against catastrophic expenses and provides retirement savings opportunities.	Named Executive Officers participate in most of the same benefit plans as the Company's other U.S. based employees, including health, life, disability income, vision and dental insurance, an employee stock purchase plan, 401(k) plan and pension plan. Executives also participate in non qualified retirement plans (defined benefit and defined contribution). Mr. McCaughan does not participate in the pension or non qualified retirement plans.

Perquisites	Modest additional benefits to help attract and retain Executive talent and enable Executives to focus on Company business with minimal disruption.	Executives are eligible for one physical examination per year, business spousal travel and gifts of nominal value given to all sales conference attendees.

Termination Benefits	Provides temporary income following an Executive's involuntary termination of employment, and, in the case of a change of control; helps ensure the continuity of management through the transition.	Refer to pages 33-34 for a discussion of our change of control and separation benefits. These benefits do not include excise tax gross ups.

How We Make Compensation Decisions

Human Resources Committee Involvement

The Human Resources Committee

•
Oversees the development and administration of the Company's compensation and benefits policies and programs;

•
Approves the compensation program and compensation for Executives;

•
Makes the compensation decisions for the CEO;

•
Reviews and approves corporate incentive goals and objectives relevant to compensation;

•
Evaluates Executives' performance results;

•
Evaluates the competitiveness of each Executive's total compensation; and

•
Approves changes to the Executive's total compensation package.

FW Cook advises the Committee on the Executive compensation program. FW Cook also advises the Nominating and Governance Committee on compensation for nonemployee Directors (see pages 18-20). FW Cook receives compensation from the Company only for its work in advising these Committees. FW Cook does not and would not be allowed to perform services for management. The Committee assessed the independence factors in applicable SEC rules and NYSE Listing Standards and other facts and circumstances and concluded that the services performed by FW Cook did not raise any conflict of interest.

Each year the CEO, with input from the Human Resources Department and FW Cook, recommends the amount of base salary increase (if any), annual incentive award and long term incentive award for Executives other than himself. These recommendations are based on the Executive's performance, performance of the business areas for which the Executive is responsible (if applicable) and other considerations such as retention. The Human Resources Committee reviews these recommendations and approves compensation decisions for Executives.

No member of management, including the CEO, has a role in determining his or her own compensation; and no member is present when his or her compensation is discussed by the Human Resources Committee. The Committee consults with the independent Directors regarding the CEO's performance and then determines the compensation earned by the CEO for the current year and the CEO's compensation opportunity for the following year.

26 2017 Proxy Statement

The role of the Independent Compensation Consultant & Interaction with Management

The Committee has the sole authority to hire, approve the compensation of and terminate the engagement of the compensation consultant.

FW Cook conducts a comprehensive review of the Company's Executive compensation program every other year. In the years in which FW Cook does not conduct a compensation study, the Committee makes compensation decisions, in part, on survey data provided by the Human Resources Department and input provided by FW Cook.

A comprehensive study was undertaken by FW Cook in 2015 which influenced the Committee's decisions for the 2016 executive compensation program. The study reviewed all aspects of the design and structure of the Company's total Executive compensation program, and included:

•
Interviews with Executives and all Directors to discuss business strategy and the implications for human resources and compensation policy;

•
A competitive review of compensation opportunities for each of the Named Executive Officers compared to the pay opportunities of similarly situated executives at the Peer Group companies (see below);

•
An analysis to ensure that total share dilution and the economic costs of long term incentives are reasonable and affordable for the Company; and

•
A review of Executive compensation plans against potential risks. FW Cook determined that the Company's Executive compensation programs are well designed, support the Company's business strategy, and do not provide incentives to Executives to take inappropriate risks.

FW Cook also:

•
Attended five meetings of the Committee in 2016, as requested by the Committee Chair; and

•
Reviewed and commented on drafts of the Compensation Discussion & Analysis and related compensation tables for the proxy statement.

Use of Compensation Data

The Committee reviews the Peer Group of companies it uses to compare Executive compensation as part of FW Cook's biennial study. FW Cook recommends an appropriate Peer Group of public, similarly sized, diversified financial services, insurance and asset management companies, taking into account the Company's and the competitors' strategy, mix of business and size, as measured primarily by annual revenues, market capitalization and total assets. These companies are the major competitors in one or more of the Company's businesses, but none represent the exact business mix of the Company. Some of these companies have higher or lower market capitalization and revenue than Principal. Principal targets compensation for the Named Executive Officers at the median of the compensation of the named executive officers at the Peer Group companies. The companies in the Peer Group for decisions on 2016 and 2017 target compensation opportunities were:

• Affiliated Managers Group	• Invesco	• MetLife
• Ameriprise Financial	• Legg Mason	• Prudential Financial
• Eaton Vance	• Lincoln National	• Sun Life Financial
• Franklin Resources	• ManuLife	• T. Rowe Price
• Voya Financial

The Committee also uses annual data from third party industry surveys for its compensation decisions.(4) Every two to three years, the Company's non cash benefit programs are compared with those of more than 100 diversified financial services companies. This is a larger group than the Peer Group because the information is used for our broad based employee benefit programs. Benefit programs are also compared against those of local employers in Des Moines, Iowa as the Company has a significant employee population there.

Each year, the Committee reviews the total compensation paid to the Executives by reviewing tally sheets, which include base salaries, annual and long term incentive awards earned, deferred compensation, outstanding equity awards, benefits, perquisites, and potential payments under various termination scenarios.

(4)
The surveys used were the McLagan Investment Management survey, Towers Watson U.S. Financial Services Studies Executive Database and the Towers Watson Diversified Insurance Study of Executive Compensation. The names of the companies participating in these surveys are included in Appendix A.

2017 Proxy Statement 27

The Committee uses this information to analyze the value of compensation actually delivered versus the compensation opportunities established by the Committee, and it is also used in making compensation and compensation plan design decisions. The only change made to the Executive compensation program in 2016 was to change the performance measures associated with the PSU component of our long-term incentive program (see page 25).

2016 Executive Compensation Decisions

The Committee made compensation decisions for the Named Executive Officers based on:

•
The Company's strategic and human resources objectives;

•
Competitive data for the Peer Group and for a broader group of diversified financial services companies (see Appendix A for a complete list of these companies);

•
Corporate and individual performance on key initiatives;

•
Economic conditions;

•
The CEO's compensation recommendations for other Executives;

•
Advice of the Committee's consultant; and

•
How the elements of compensation contribute to and interrelate to total compensation.

The Committee also considers the tax and accounting consequences of each element of compensation, and tries to maximize the tax deductibility to Principal of compensation under Section 162(m) of the Internal Revenue Code ("Tax Code"). This Tax Code section limits Principal from deducting annual compensation exceeding $1,000,000 for our CEO and the three other most highly paid Named Executive Officers (other than our CFO) who are in office on the last day of the fiscal year ("Covered Employees"). There is an exception to this rule for performance based compensation. The Committee may provide compensation to Covered Employees that is not deductible if it determines, in its discretion, that it is appropriate to do so. For 2016, Messrs. Houston, McCaughan and Valdés and Ms. Strable were Covered Employees.

The chart below shows the 2016 target total compensation for our Named Executive Officers as well as the proportion of their compensation tied to Company performance. The majority of compensation paid to our Named Executive Officer's is variable and at risk as reflected in the chart below.

28 2017 Proxy Statement

Base Salary

When determining base salary for each Executive, the Committee considers the Peer Group median for comparable executive positions as well as the survey data referenced above, the Executive's performance and work experience, the importance of the position to the Company and how difficult it would be to replace the Executive. The table below provides the historical base salaries(1) of the Named Executive Officers.

Named Executive Officer	2014	2015	2016	Percent Increase 2015 to 2016

Houston	$675,000	$775,000	$800,000	3.2%

Lillis	$530,000	$551,000	$567,500	3.0%

McCaughan	$634,000	$653,000	$666,000	2.0%

Strable			$535,000	20.2%(2)

Valdés	$563,000	$580,000	$591,500	2.0%

(1)
Salaries displayed in the table are as of December 31 of the year noted. This information differs from salary information in the Summary Compensation Table as the table includes salary earned and paid in the year noted. Changes in base salary are effective in March of each year.

(2)
The 20.2% base salary increase for Ms. Strable includes a March 2016 merit increase as well as a 10.3% promotional increase in September 2016 due to her increased responsibilities as CFO.

Annual Incentive Compensation

The Named Executive Officers may earn annual cash bonuses under the Principal Financial Group, Inc. Annual Incentive Plan. This plan was approved by shareholders in 2004, and complies with Section162(m) of the Tax Code so that these incentives to Named Executive Officers are considered performance based and are therefore fully tax deductible to the Company. The maximum aggregate bonus amount for the Named Executive Officers is 2% of annual operating income ("Bonus Pool"). For 2016, the maximum bonuses were:

Named Executive Officer	Maximum Award as Percentage of the Annual Incentive Pool	Maximum Potential Award Payment

CEO (Houston)	35%	$9.9 million

Second highest Paid Covered Employee (McCaughan)	25%	$7.1 million

Third highest Paid Covered Employee (Valdés)	20%	$5.7 million

Fourth highest Paid Covered Employee (Strable)	10%	$2.8 million

CFO (Lillis)	10%	$2.8 million

The Committee sets the target and maximum annual incentive awards for each Named Executive Officer. The Committee may use its negative discretion to reduce the awards actually payable. After this reduction, maximum annual incentive opportunities are generally 200% of the target annual incentive opportunity. The Committee approved the following target awards for Named Executive Officers in each of the past three years:

Annual Incentive Targets (as a percentage of base salary)

Named Executive Officer	2014	2015	2016

Houston	125%	350%	350%

McCaughan	300%	300%	300%

Strable	—	—	100%(1)

Valdés	75%	75%	75%

Lillis	100%	100%	100%

(1)
As of September 30, 2016, recognizing Ms. Strable's promotion to CFO, her annual incentive increased from 75% to 100%.

2017 Proxy Statement 29

The CEO's target award opportunity is greater than that of the other Named Executive Officers because Mr. Houston has overall responsibility for the Company and greater responsibilities than the other Named Executive Officers. The CEO's target award opportunity has increased over time to better align his compensation with CEOs in the Peer Group. The target award opportunity for Mr. McCaughan is competitive with award opportunities of senior executives within asset management firms, which tend to be higher than target annual incentive opportunities in other industries. In establishing the target award opportunity for Messrs. Valdés and Lillis and Ms. Strable, the Committee considered the median incentive targets for comparable executive positions in the Peer Group companies, as well as the survey data referenced above.

Performance Goal Setting and Measurement Process

The Board meets each September to review the Company's long term strategy. In November, the CEO, CFO and Division Presidents recommend preliminary financial goals for the Company and business units and strategic initiatives for the next year. The Finance Committee reviews the proposed goals, underlying assumptions of the goals and initiatives, key drivers of financial performance, trends and business opportunities and advises the Board and Human Resources Committee on the appropriateness of the financial goals. The Human Resources Committee reviews and approves the final goals for the Company, the CEO and the other Executives with input from the Finance Committee and Board based on prior year end financial results. All employees develop individual performance goals with their leaders that support the Company's goals.

The Committee reviewed 2016 performance on key financial measures and corporate and divisional goals to determine the 2016 annual bonus for the Named Executive Officers. The Committee does not use any particular weighting for these goals; these measures are used as guideposts when the Committee exercises its discretion in its subjective evaluation of these factors. In determining corporate performance for 2016, the Committee reviewed Company achievements on these key financial goals:

Goal		2016 Assessment

1.	Achieve appropriate operating earnings and earnings per share ("EPS").	One of management's responsibilities is to lead the Company in achieving its goals for operating earnings and operating earnings per diluted share. For 2016, the target for operating earnings was $1,395M and the target for operating earnings per diluted share was $4.73. 2016 operating earnings(5) were $1,331M and operating earnings per share(5) was $4.55. In addition, Messrs. McCaughan and Valdés had operating earnings goals specific to the business units they oversee:

			Named Executive Officer	Operating Earnings Goal	Operating Earnings Result

			McCaughan—Principal Global Investors	$450M	$444M

			Valdés—Principal International	$320M	$288M

2.	Capital—Ensure sufficient capital and liquidity to maintain strong financial strength ratings relative to peers and to be able to execute upon our strategy	All capital and liquidity measures are within target ranges.

3.	Minimize credit loss.	1.	Assets acquired during the year aligned with the Company's Tactical Asset Allocation (TAA).
2.	Manage the current portfolio to appropriately reflect losses and impairments based on the target blended overall range of 6-9 bps after-tax.
Performance relative to the credit loss goal was slightly above the top end of the desired original range but is mitigated by very strong performance in commercial mortgage losses; the result continues below long-run pricing assumptions, as appropriate for this time in the credit cycle; and the Company's investment portfolio was managed against headwinds from the commodity-sensitive sectors that resulted in modest losses on par with, if not better than, our peers.

4.	Total Company Operating Revenue/Net Revenue (Houston and Lillis)	The Company had total operating revenue(5) of $12,381M against a goal of $12,750M and net revenue(5) of $5,283M relative to a goal of $5,520M.

(5)
This is a non-GAAP financial measure. See non-GAAP financial measure reconciliations in Appendix B.

30 2017 Proxy Statement

Final Annual Incentive Pay Award Determination

The following table shows the annual incentive award for each of the Named Executive Officers whose annual incentive opportunities are determined under the Annual Incentive Plan. The column "Reduction from Maximum Award" shows the amount by which the Committee reduced the maximum bonuses to determine the awards paid.

Name	2016 Salary	2016 Target		Final Award	% of Target	Reduction From Maximum Award

Houston	$800,000	350%		$2,744,000	98%	$7,156,000

Lillis	$567,500	100%		$584,000	103%	$2,216,000

McCaughan	$666,000	300%		$1,958,000	98%	$5,142,000

Strable	$535,000	81%	(1)	$446,000	103%	$2,354,000

Valdés	$591,500	75%		$413,000	93%	$5,287,000

(1)
Ms. Strable's pro-rated target for 2016 is 81% (75% for January 1, 2016 through September 30, 2016 and 100% for October 1, 2016 through December 31, 2016).

Executives may defer annual awards into the Excess Plan, as illustrated in the footnote to the Non Equity Incentive Compensation column of the Summary Compensation Table, on pages 36-38.

Long term Incentive Compensation

The long term incentive compensation program is designed to align the interests of Executives and shareholders. The compensation the Executives receive reflects the degree to which multiyear financial objectives are achieved and shareholder value is increased. The long term focus of the compensation programs supports the Company's businesses, for which long term performance is critical, such as retirement products, life insurance and asset management. The long term incentive compensation program also encourages collaboration among Executives in pursuing corporate wide goals.

The Committee establishes a target long term incentive award opportunity for each Named Executive Officer, stated as a percentage of each Named Executive Officer's base salary, based on Peer Group and survey data, and on the advice of its independent compensation consultant. The Committee uses the following factors to adjust the target award and determine the actual award to be granted to each Named Executive Officer ("Award Granted"):

•
Current competitive market data;
•
The Named Executive Officer's past performance;
•
The Named Executive Officer's current compensation;
•
Retention concerns;
•
The importance of the Named Executive Officer to the Company over the long term;
•
The potential impact the Named Executive Officer could have on the Company's results; and
•
The Executive's performance relative to the Named Executive Officer's peers within the Company.

The compensation ultimately received by Named Executive Officers may vary considerably from the grant date fair value of the Award Granted, due to the Company's performance and changes in share price that occur after the grant.

2016 Long Term Incentive Target & Grant (as % of base salary)

Named Executive Officer	Target %	Award Granted

Houston	600%	500%

Lillis	275%	300%

Strable	225%	250%

McCaughan	350%	325%

Valdés	225%	250%

The long term incentive targets were established by the Committee to be market competitive with award opportunities for comparable positions in Peer Group companies. Mr. Houston's award opportunity is greater than those of the other Named Executive Officers because he is CEO and has overall responsibility for the Company.

2017 Proxy Statement 31

Executives' long term compensation is provided as non-qualified stock options and PSUs, which each represent 50% of the total grant date fair value. PSUs entitle the Executive to earn shares of Common Stock if certain levels of performance are achieved. The Committee uses stock options as part of the long term incentive program because options are an effective way to link an Executive's compensation to changes in shareholder value. The weighting is not based on a specific formula or algorithm and is intended to create a balance between the achievement of specific operating objectives and changes in shareholder value based on the Committee's judgment, which may change from time to time.

Stock options have a ten year term and an exercise price equal to the closing price on the date of grant. Stock options vest in three equal annual installments starting on the first anniversary of the grant date.

PSUs vest based on continued service and achieving financial objectives over a three year period (with each three year period treated as a "Performance Cycle"). Executives may defer the receipt of PSUs.

For the 2016 PSUs, the performance threshold is met if either of the following goals is met:

•
Three year average operating ROE(6) of 7.5%; or
•
$2 billion cumulative pretax operating income ("OI")(7)

If either the ROE or OI objective is met or exceeded, the number of units earned is determined using two performance measures, each weighted 50%, to determine the percentage of target PSUs actually earned.

•
Average operating ROE: this measure was selected because it reflects the efficient use of Company capital in generating profits.

  Book Value per Share(8) threshold tied to ROE performance measure:

    If the average Book Value per Share is between $33.75-$39.00, the ROE performance score will be reduced by 50%.

    If the average Book Value per Share is below $33.75, the ROE performance score will be reduced to 0%.

•
Average Pre-tax Return on Net Revenue(9) was selected as a measure because it is common among asset management peers and reflects the efficient use of Company expenditures in generating profits.

2016-2018 PSU Performance Scale

Performance Level	Threshold Award	Target Award	Maximum Award (150% of Target)

Payout (% of Target)(1)	50%	100%	150%

Average ROE	6.7%	13.5%	17.5%

Average Pre-tax RONR	25.7%	30.2%	34.8%

If neither the ROE nor the OI threshold performance objective is met, no PSUs will be earned or paid out.

(1)
Straight line interpolation is used to determine awards for performance between threshold and target and between target and maximum.

Timing of Stock Option Awards and Other Equity Incentives

Annual grants of stock options and PSUs for Principal Executives are determined by the Committee at its February meeting which occurs following the release of the prior year's results. The Committee formalized its long standing practices by adopting a policy in 2006 regarding granting stock options and other equity awards. Under this policy, the grant date for all stock options and other stock based awards shall never be earlier than the date of approval, and shall be:

•
For all annual awards to Executives, the date of approval by the Committee;
•
For new employees and promotions, the later of the date of approval or the employee's hire/promotion date;

(6)
Operating return on equity (ROE) is defined as operating earnings divided by common equity excluding accumulated other comprehensive income, other than foreign currency translation adjustment.

(7)
Pre-tax operating income is defined as income from continuing operations before income taxes per the audited Consolidated Statements of Operations less net realized/unrealized capital gains (losses), less preferred stock dividends declared, less net income attributable to noncontrolling interest.

(8)
Book value per share is defined as total ending common equity excluding other comprehensive income divided by the number of common shares outstanding end of year.

(9)
Pre-tax return on net revenue is defined as pre-tax operating earnings divided by net revenue. Net revenue is defined as total operating revenue less benefits, claims, and settlement expenses less dividends to policyholders.

32 2017 Proxy Statement

•
In the event of an award connected with an established stock program for non Executives, the later of the date of approval or the grant date established by the stock program; and
•
For any other awards, the date of approval.

Authority of the CEO to Grant Equity Awards:

Under the 2014 Stock Incentive Plan, the Committee has delegated authority to the CEO to make equity awards to sales agents and non Executive employees for new hires, promotions, retention and recognizing superior performance. The Committee receives a report on these grants at the next regular Committee meeting. The total awards granted by the CEO may not exceed 250,000 shares per year.

Benefits

The Named Executive Officers participate in Principal Life's broad based employee benefits program, including:

•
A qualified pension plan (except Mr. McCaughan(10));
•
A 401(k) plan;
•
Group health, dental, vision and disability coverage and life insurance;
•
A discounted employee stock purchase plan;
•
Paid time off; and
•
Flexible spending account plans.

Principal Life also offers all Named Executive Officers (except Mr. McCaughan) a non-qualified defined contribution plan ("Excess Plan") and a defined benefit non-qualified retirement plan ("NQDB"). These benefits are offered to attract and retain talent and provide long term financial security to employees. The NQDB helps the Company attract midcareer Executives and retain Executives by providing competitive retirement benefits. The NQDB is coordinated with the qualified pension plan and is designed to restore benefits that otherwise would accrue to Executives in the absence of Tax Code limitations on the qualified pension plan. The narrative to the Pension Benefits Table on pages 41-43 provides additional information about the NQDB and the qualified pension plan. Principal Life maintains the Excess Plan to help attract and retain Executives by allowing Executives to save for retirement and to provide matching contributions on those savings, without regard to the limitations imposed by the Tax Code on 401(k) plans. The narrative to the Non-Qualified Deferred Compensation Table on pages 44-45 provides additional information about the Excess Plan.

The value of the retirement and savings plans for NonGrandfathered Participants (see page 42) is targeted to be, in the aggregate, slightly above the median of diversified financial services companies because a large portion of the Company's business centers on the sale of retirement products. The defined benefit pension plan for Grandfathered Choice Participants (see page 41) has a market value above the median and the 401(k) plan match for Grandfathered Choice Participants is below market median. These benefits were also originally designed to be slightly above market median to attract and retain employees. As retirement plans evolved in the marketplace, the Company has balanced realigning benefits to the marketplace with current market practice while not adversely impacting more tenured employees.

All other benefits are targeted at market median in the aggregate, which supports the Company's benefit strategy and aids in attracting and retaining talent.

Change of Control and Separation Pay

The Committee believes it is in the best interests of Principal and its shareholders to:

•
Assure that Principal will have the continued service of its Executives;
•
Reduce the distraction of these Executives that would result from the personal uncertainties caused by a pending or threatened Change of Control;
•
Encourage the Executives' full attention and dedication to Principal; and
•
Provide the Executives with compensation and benefits upon a termination related to a Change of Control that are competitive with those of similar businesses.

For these reasons, Principal has entered into Change of Control Employment Agreements with each of the Executives. These agreements would help the Executives more fairly evaluate a potential acquisition of Principal,

(10)
Mr. McCaughan has not participated in the qualified pension plan, NQDB Plan or Excess Plan since January 1, 2010, due to a compensation and benefit review of asset management companies that showed that these are not common benefits for executives in that industry. This change also applied to other investment professionals.

2017 Proxy Statement 33

particularly when the acquisition would result in termination of the Executive's employment. These Change of Control Employment Agreements are based on market practice and do not affect other components of the Executives' compensation. When entering into these agreements, the Committee reviewed survey data and practices of other public insurance and financial services companies. The Committee continues to review market practices in this area for potential changes in these agreements.

All benefits provided to the Executives upon a Change of Control are paid after both a Change of Control and qualifying termination of employment have occurred (sometimes referred to as a double trigger), except that the then current value of the Executive's Excess Plan and NQDB will be paid upon a Change of Control to ensure that the value of those plans is not reduced if the Company is sold. These agreements do not provide excise tax gross ups. See pages 46-48 for details.

The Company has a severance plan to provide benefits to employees whose employment is terminated by the Company due to a reorganization or reduction in the workforce. Additional payments may be permitted in some circumstances as a result of negotiations with Executives, particularly when Principal requests additional covenants from the executives.

Stock Ownership Guidelines

Executives are required to own stock in Principal to ensure their interests are aligned with the shareholders' interests and with the long term performance of Principal. Once the Executive achieves the required stock ownership level based on market value, the ownership requirement remains at the number of shares owned at the time, regardless of subsequent changes in stock price or salary. Upon promotion, the Executive is required to meet the next level of stock ownership.

Until the ownership guideline is met, Executives are required to retain a portion of the "net profit shares" resulting from equity based long term incentive plan grants. Net profit shares are the shares remaining after payment of the option exercise price and taxes owed at time of exercise, vesting of RSUs or earn out of performance shares. The percentage of net profit shares that must be retained until the multiple of salary guidelines are met are shown below:

Executive Level	Retention Ratio	Multiple of Base Salary

Chairman (Houston)	75%	5 times

Division Presidents & Executive Vice Presidents (Lillis, McCaughan, Strable & Valdés)	50%	3 times

All Named Executive Officers comply with these guidelines.

Claw Back Policy

The Committee has also adopted a compensation recovery policy that applies to Executives. Principal can recover incentive compensation if the amount of the compensation was based on achievement of financial results that were subsequently restated if the Committee decides that the Executive engaged in fraud or intentional misconduct that caused the restatement of the Company's financial statements, and if the amount of the Executive's incentive compensation or equity award would have been lower had the financial results been properly reported.

Trading Policy

Principal prohibits Directors and employees, including Executives, from:

•
Purchasing Principal securities "on margin" (i.e., with the proceeds of a loan from a brokerage firm when the loan is secured by Principal securities), except for the exercise of employee stock options.
•
Short sales;
•
Trading in put or call options; and
•
Purchasing, directly or through a designee, any financial instrument (including prepaid variable forward contracts, equity swaps, collars and exchange funds) that is designed to hedge or offset any decrease in the market value of Principal securities.

34 2017 Proxy Statement

Succession Planning

The Human Resources Committee, the CEO and the head of Human Resources have an ongoing focus on executive development and succession planning to prepare Principal for future success. In addition to preparing for CEO succession, the succession planning process includes all key executive positions. A comprehensive review of executive talent, including assessments by an independent consulting firm, has determined participants' readiness to take on additional leadership roles and identified the developmental and coaching opportunities needed to prepare them for greater responsibilities. The CEO makes a formal succession planning presentation to the Board of Directors annually. CEO succession planning is a responsibility of the entire Board and all members participate. In addition, the Company has an emergency succession plan for the CEO that is reviewed by the Board annually.

Human Resources Committee Report

The Human Resources Committee of the Company has reviewed and discussed the foregoing Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management, and based on such review and discussion, the Committee recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement.

Michael T. Dan, Chair
C. Daniel Gelatt
Roger C. Hochschild
Scott M. Mills
Elizabeth E. Tallett

Risk Assessment of Employee Incentive Plans

The Human Resources Compensation Department and the chief risk officers in the business units conducted a review and analysis of the Company's employee incentive compensation plans to determine whether the plans are reasonably likely to have a material adverse effect on the Company, and reviewed their processes and conclusions with the Chief Risk Officer. The following factors, among others, were assessed:

•
Plan design;
•
Performance metrics and quality of goal setting;
•
Administrative procedures, including governance practices and plan compliance;
•
Plan communications and disclosures;
•
Potential risks created by the plans;
•
Risk control factors and their effectiveness; and
•
Inherent and residual risk ratings.

Some key factors that mitigate risks of the Company's incentive plans are the Company's stock ownership guidelines for Executives, the compensation recovery policy and the Human Resources Committee's ability to exercise its judgment in evaluating the quality of performance achievements when determining earned compensation. Employees are prohibited from purchasing the Company's securities on margin (except for the exercise of stock options), engaging in short sales or trading in any put or call options; and purchasing, directly or through a designee, any financial instrument (including prepaid variable forward contracts, equity swaps, collars and exchange funds) designed to hedge or offset any decrease in the market value of Company securities.

A summary of the assessment process and conclusions was reviewed with the Human Resources Committee. Based on this analysis, the Company has determined that its employee incentive compensation plans are designed to encourage behaviors that create and maintain shareholder value, do not encourage excessive risk, and are not reasonably likely to have a material adverse effect on Principal.

2017 Proxy Statement 35

Summary Compensation Table

The following table sets forth the compensation paid to the Named Executive Officers for services provided to the Company and its subsidiaries during 2014, 2015 and 2016.

Name	Year	Salary(1)	Bonus	Stock Awards(2)(3)	Option Awards(2)	Non Equity Incentive Compensation(4)	Change in Pension Value and Non- Qualified Deferred Compensation Earnings(5)(6)	All Other Compensation(7)	Total(8)

Houston	2016	$795,192	$0	$2,000,017	$1,999,983	$2,744,000	$1,269,557	$161,959	$8,970,708
	2015	$735,577	$0	$1,434,366	$1,434,390	$1,482,000	$0	$118,193	$5,204,526
	2014	$592,769	$0	$1,115,627	$1,115,643	$962,000	$1,579,560	$106,984	$5,472,583

Lillis	2016	$564,327	$0	$851,255	$851,261	$584,000	$693,185	$41,340	$3,585,368
	2015	$567,346	$0	$826,516	$826,496	$440,000	$0	$51,482	$2,711,840
	2014	$523,077	$0	$795,004	$794,986	$604,000	$2,921,717	$47,410	$5,686,194

McCaughan	2016	$663,500	$0	$1,082,263	$1,082,253	$1,958,000	$73,538	$13,500	$4,873,054
	2015	$673,731	$0	$1,061,145	$1,061,134	$1,563,000	$46,816	$13,702	$4,419,528
	2014	$629,616	$0	$3,030,265	$1,030,261	$2,060,000	$123,802	$13,221	$6,887,165

Strable	2016	$488,846	$0	$606,266	$606,236	$446,000	$337,492	$50,084	$2,534,924

Valdés	2016	$589,288	$0	$739,376	$739,396	$413,000	$112,356	$74,761	$2,668,177
	2015	$598,385	$0	$724,984	$724,959	$329,000	$113,838	$68,003	$2,559,169
	2014	$559,077	$0	$1,703,763	$703,747	$481,000	$143,136	$75,211	$3,665,934

(1)
Includes 2016 salary deferred into the qualified 401(k) Plan and the Excess Plan, as shown below (information on deferrals for 2015 was included in last year's proxy statement):

Named Executive Officer	401(k) Employee Contribution	Excess Plan Employee Contributions	Total Employee Contributions

Houston	$17,923	$63,615	$81,538

Lillis	$16,596	$33,860	$50,456

McCaughan	$18,000	$0	$18,000

Strable	$18,000	$53,773	$71,773

Valdés	$24,000	$29,170	$53,170

(2)
Amounts represent the aggregate grant date fair value amounts for awards and options granted in the year noted. The assumptions for the valuation of stock option awards under the ASC Topic 718 for awards included in the Summary Compensation Table are as follows:

Grant Date	Exercise Price	Volatility	Expected Term	Dividend Yield	Risk Free Interest Rate

February 24, 2014	$44.88	53.21%	6.5 years	2.496%	2.04%

February 23, 2015	$51.33	52.21%	6.5 years	2.805%	1.80%

February 22, 2016	$37.38	31.67%	6.5 years	4.066%	1.47%

The grant date fair value per share of each RSU or PSU granted on the same date as an option listed in the above table was equal to the exercise price reported for options granted on such date.

(3)
PSUs will be earned and paid in shares of Common Stock only if performance requirements are met or exceeded. The PSUs are eligible for dividend equivalents, and the dividend equivalents are subject to the same performance requirements as the corresponding PSUs and are only earned if the performance measures are met or exceeded. The maximum payout for the 2014, 2015, and 2016 PSUs is 150% of the target number of PSUs. If the

36 2017 Proxy Statement

  PSUs granted in 2016 are earned at the maximum payout, the grant date value of such PSUs would be as shown in the following table, and the amounts reported in the Stock Awards column, above, would be increased by the amount shown in the column to the far right of the following table.

Named Executive Officer	Amount by Which Aggregate Grant Date Values Reported Would be Increased

Houston	$1,000,008

Lillis	$425,627

Strable	$303,133

McCaughan	$541,132

Valdés	$369,688

(4)
The amounts shown represent annual incentive compensation awards earned in 2016 and paid in 2017 and include the following amounts deferred into the qualified 401(k) Plan and Excess Plan:

Named Executive Officer	Employee Contributions on Incentive Pay

Houston	$225,712

Lillis	$43,127

McCaughan	$0

Strable	$89,200

Valdés	$33,265

(5)
Assumptions underlying the determination of the amount of increase in actuarial value for both the qualified and nonqualified pension plans are disclosed on page 43. Changes in these assumptions and compensation changes will impact this value annually. There are no above market earnings on deferred compensation.

  In past proxy statements, the same actuarial assumptions have been used regardless of whether a Named Executive Officer with a benefit under the traditional pension formula has elected to receive their NQDB plan distribution in the form of an annuity or as a lump sum payment. Because a different discount rate is used for determining lump sum payments, the company has changed the assumptions used to value the NQDB reflected in the Summary Compensation Table to reflect the Named Executive Officer's elected form of distribution. This is a better reflection of the value of the benefit that will ultimately be paid to the Named Executive Officer.

(6)
For Messrs. Houston and Lillis, the 2015 Change in Pension Values are ($306,688) and ($1,160,093). respectively. Pursuant to SEC reporting rules, a negative Change in Pension Value is reported in the Summary Compensation Table as a zero.

(7)
All Other Compensation for the Named Executive Officers consists of the following:

Name	Perquisites & Other Personal Benefits(a)	Principal Life Contributions to Defined Contribution Plans(b)	Total

Houston	$25,328	$136,631	$161,959

Lillis	$11,211	$30,130	$41,341

McCaughan	$0	$13,500	$13,500

Strable	$1,307	$48,777	$50,084

Valdés	$19,776	$54,985	$74,761

(a)
Represents the incremental aggregate cost to Principal for all perquisites provided during the year. Amounts include the value of an annual physical examination, business spousal travel, and gifts given to all sales conference attendees.

2017 Proxy Statement 37

(b)
The amounts shown below are Principal Life's matching contributions to the 401(k) Plan and the Excess Plan. The Excess Plan's matching contributions are also included in Principal Life's Contributions in the NonQualified Deferred Compensation table on page 44.

Named Executive Officer	401(k) Matching Contribution Made by Principal Life	Excess Plan Matching Contribution Made by Principal Life	Total

Houston	$13,500	$123,131	$136,631

Lillis	$6,881	$23,249	$30,130

McCaughan	$13,500	$0	$13,500

Strable	$13,500	$35,277	$48,777

Valdés	$13,500	$41,485	$54,985

(8)
Sum of the total dollar value of the other columns in this table.

Grants of Plan Based Awards for Fiscal Year End December 31, 2016

	Grant	Estimated Future Payouts Under Non Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards(2)			Other Stock	Other Option	Exercise	Fair

Name	Date	Threshold	Target	Maximum(1)	Threshold	Target	Maximum	Awards	Awards(3)	Price(4)	Value(5)

Houston		N/A	$2,800,000	$9,900,000
	02/22/2016				13,376	53,505	80,258			$37.38	$2,000,017
	02/22/2016								224,465	$8.91	$1,999,983

Lillis		N/A	$567,000	$2,800,000
	02/22/2016				5,693	22,773	34,160			$37.38	$851,255
	02/22/2016								95,540	$8.91	$851,261

McCaughan		N/A	$1,998,000	$7,100,000
					7,238	28,953	43,430			$37.38	$1,082,263
	02/22/2016								121,465	$8.91	$1,082,253

Valdés		N/A	$443,625	$5,700,000
	02/22/2016				4,945	19,780	29,670			$37.38	$739,376
	02/22/2016								82,985	$8.91	$739,396

Strable		N/A	$535,000	$2,800,000
	02/22/2016				4,055	16,219	24,329			$37.38	$606,266
	02/22/2016								68,040	$8.91	$606,236

(1)
The maximum award shown is the maximum aggregate award payable under the Annual Incentive Pay Plan for the Named Executive Officers, based on the Bonus Pool. In determining the actual annual incentive award payable, the Human Resources Committee exercises negative discretion to reduce the amount payable from the maximum award determined under the Annual Incentive Pay Plan as described on pages 29-31.

(2)
These columns reflect PSUs granted on February 22, 2016. These PSUs will vest, if at all, according to the 2016-2018 PSU performance scale outlined on page 32. The maximum payout for the 2016 PSUs is 150% of the target number of PSUs.

(3)
The options vest in three equal annual installments beginning on the first anniversary of the grant date. The options are not eligible for dividend equivalents. The number of stock options awarded to each Named Executive Officer in a given year is calculated by dividing the grant date fair value of one option into the portion of the Adjusted Target Award Opportunity (50%) to be delivered in options, using the Black-Scholes model.

(4)
The per-share option exercise price is the closing price of the Common Stock on the date of grant.

(5)
Represents the grant date fair value of the award at target.

38 2017 Proxy Statement

Outstanding Equity Awards at Fiscal Year End December 31, 2016

					Stock Awards

	Option Awards					Market	Equity Incentive Plan Awards:	Equity Incentive Plan Awards: Market or

Name	Number of Securities Underlying Unexercised Options Exercisable(1)	Number of Securities Underlying Unexercised Options Unexercisable	Option Exercise Price	Option Expiration Date	Number of Shares or Units of Stock that Have Not Vested(2)	Value of Shares or Units of Stock that Have Not Vested	Number of Unearned Shares, Units, or Other Rights that have not vested(3)	payout value of Unearned Shares, Units, or Other Rights that have not vested(4)

Houston	24,870	0	$62.63	02/26/2017
	37,080	0	$60.10	02/26/2018
	0	0	$22.21	02/23/2020
	50,200	0	$34.26	02/28/2021
	81,865	0	$27.46	02/27/2022
	89,750	0	$30.70	02/25/2023
	39,373	19,687	$44.88	02/24/2024			26,392	$1,656,875
	23,403	46,807	$51.33	02/23/2025			27,944	$1,616,840
	0	224,465	$37.38	02/22/2026			53,505	$3,095,799

Lillis	5,525	0	$62.63	02/26/2017
	7,380	0	$60.10	02/26/2018
			$56.42	05/19/2018
			$34.26	02/28/2021
	62,760	0	$30.70	02/25/2023
	28,056	14,029	$44.88	02/24/2024			18,806	$1,180,663
	13,485	26,970	$51.33	02/23/2025			16,102	$931,662
		95,540	$37.38	02/26/2026			22,773	$1,317,646

McCaughan			$49.25	02/27/2016
	48,990	0	$62.63	02/26/2017
	60,590	0	$60.10	02/26/2018
	15,555	0	$11.07	02/24/2019
	39,365	0	$22.21	02/23/2020
	50,355	0	$34.26	02/28/2021
	77,400	0	$27.46	02/27/2022
	83,630	0	$30.70	02/25/2023
	36,360	18,180	$44.88	02/24/2024			24,372	$1,530,088
					37,092	$2,146,143
	17,313	34,627	$51.33	02/23/2025			20,673	$1,196,140
	0	121,465	$37.38				28,953	$1,675,221

Strable	0	68,040	$37.38	02/26/2026			16,219	$938,431

Valdés	7,480	0	$62.63	02/26/2017
	10,375	0	$60.10	02/26/2018
			$34.26	02/28/2021
			$30.70	02/25/2023
	24,836	12,419	$44.88	02/24/2024			16,648	$1,045,168
					18,546	$1,073,072
	11,828	23,657	$51.33	02/23/2025			14,124	$817,215
	0	82,985	$37.38	02/26/2026			19,780	$1,144,471

(1)
All options vest in three equal installments on the first, second and third anniversaries of the grant date. Each of these options is also subject to accelerated vesting in certain events, such as the Named Executive Officer's death, disability or retirement, or upon the occurrence of a Change of Control.

(2)
All RSUs vest on the third anniversary of the grant date.

(3)
The PSUs granted in 2014 vested on December 31, 2016 and are disclosed at 97% of target in accordance with ASC Topic 718. The PSUs granted in 2015 will vest on December 31, 2017 and will pay out based on performance against certain ROE and Book Value/Share performance goals, but only if either the ROE or operating income threshold performance measure is met as approved by the Human Resources Committee. PSUs granted in 2016 will vest on December 31, 2018, and will pay out based on performance against certain ROE and BV/Share performance goals, but only if either the ROE or operating income threshold is met as approved by the Human Resources Committee.

(4)
Assumes a stock price of $57.86 per share, the closing price of a share of Common Stock on the last trading day of the year, December 30, 2016, reported for the New York Stock Exchange-Composite Transactions.

2017 Proxy Statement 39

Named Executive Officers may defer PSUs that are earned and would otherwise be paid shortly after the performance period. Annual cash incentive awards, as shown in the NonEquity Incentive Compensation column of the Summary Compensation Table, may also be deferred into the Excess Plan.

Option Exercises and Stock Vesting

The following table provides information concerning the exercise of stock options and the vesting of RSUs and PSUs during calendar year 2016 for each Named Executive Officer on an aggregated basis.

	Option Awards		Stock Awards

Named Executive Officer	Number of Shares Acquired on Exercise	Value Realized on Exercise(1)	Number of Shares Acquired on Vesting	Value Realized on Vesting(2)

Houston	72,350	$2,784,028	26,392	$1,656,875

Lillis	39,160	$742,385	18,806	$1,180,663

McCaughan	52,000	$1,074,340	24,372	$1,530,088

Strable			8,787	$551,662

Valdés	72,075	$2,008,129	16,648	$1,045,168

(1)
Represents the difference between the market price of the underlying shares of Common Stock on the date of exercise and the exercise price of the exercised option.

(2)
Represents the market value of PSUs granted in 2014 that settled on February 27, 2017, at $62.78 upon Committee approval of the final performance modifier of 97%. The actual payout was determined applying negative discretion.

40 2017 Proxy Statement

Pension Plan Information

Participant Group	Pension Benefit Formula

Grandfathered
Participants

Grandfathered Participants were age 47 or older with at least ten years of service on December 31, 2005, and elected to retain the prior benefit provisions under the Defined Benefit ("DB") Plan and the NQDB and to forego receipt of the additional matching contributions offered under the 401(k) and Excess Plans.

Defined Benefit Plan (Traditional Formula)

39.2% of Average Compensation (the highest five consecutive years' total Payout of the past ten years of Pay. "Pay" is the Named Executive Officer's base salary and annual incentive bonus up to the Tax Code limits) below the Integration Level(1) plus 61.25% of Average Compensation above the Integration Level.

Cash Balance Plan—The Annual Pay Credits are calculated using the table below

		Annual Pay Credit
	Age+ Service Years (Points)	Contribution on All Pay	Contribution on Pay Above Taxable Wage Base(2)

	< 40	4.00%	2.00%

	40 – 49	5.50%	2.75%

	50 – 59	7.00%	3.50%

	60 – 69	9.00%	4.50%

	70 – 79	11.50%	5.75%

	80 or more	14.00%	7.00%

Mr. Lillis will receive a retirement benefit under the Traditional Formula.	NQ Defined Benefit

The NQDB benefit formula for Grandfathered Participants hired before January 1, 2002 is the greater of:

•

65% of Average Compensation, offset by Social Security and DB Plan benefits; or

•

The greater of the traditional or cash balance DB Plan benefit for Grandfathered Participants without regard to Tax Code limits, offset by the benefit that can be provided under the DB Plan.

(1)   The Covered Compensation Table in the Tax Code.

(2)   The Social Security Taxable Wage Base.

2017 Proxy Statement 41

Participant Group	Pension Benefit Formula

Non Grandfathered Participants Non Grandfathered Participants will receive the greater of the benefit provided under the Traditional Benefit Formula or the Cash Balance Formula.	Defined Benefit Plan (Traditional Formula)

35% of Average Compensation below the Integration Level plus 55% of Average Compensation above the Integration Level.

Cash Balance Plan—The Annual Pay Credits are calculated using the table below

		Annual Pay Credit
	Age+ Service Years (Points)	Contribution on All Pay	Contribution on Pay above Taxable Wage Base(2)

	< 40	3.00%	1.50%

	40 – 59	4.00%	2.00%

	60 – 79	5.50%	2.75%

	80 or more	7.00%	3.5%

•

Mr. Houston's retirement benefit will be the greater of the Traditional or Cash Balance Formulas.

•

Mr. Valdés retirement benefit will be the Cash Balance Formula. Mr. Valdés will also have a small benefit under the Traditional Formula due to service prior to January 1, 2006.

•

Mr. McCaughan's retirement benefit will be the Cash Balance Formula. He has not accrued any benefits under this plan since January 1, 2010.

•

Ms. Strable's retirement benefit will be the greater of the Traditional or Cash Balance Formulas.

Non Qualified Defined Benefit

The NQDB benefit formula for Non Grandfathered Participants hired before January 1, 2002 is:

•

The traditional or cash balance pension plan benefit for Non Grandfathered Choice Participants (whichever is greater) without regard to Tax Code limits, offset by the benefit that can be provided under the DB Plan.

For employees who were active participants in the plan on December 31, 2005, their accrued benefit will not be less than their accrued benefit determined as of that date.

For both groups, there is a reduction if payments start earlier than Normal Retirement Age (Traditional Benefit Formula only):

•

Principal subsidizes early retirement if the Named Executive Officer remains employed until Early Retirement Age (age 57 with 10 years of service), which is the earliest date an employee may begin receiving retirement benefits.

•

The early retirement benefits for Grandfathered Choice Participants (and Non Grandfathered Choice Participants for benefits accrued prior to January 1, 2006) range from 75% at age 57 to 100% at age 62. The early retirement benefits for Non Grandfathered Choice Participants for benefits accrued after December 31, 2005 range from 75% at age 57 to 97% at age 64.

•

If the Named Executive Officer terminates employment before reaching Early Retirement Age, Principal Life does not subsidize early retirement. The early retirement benefits range from 58.6% at age 57 to 92.8% at age 64.

•

Benefits under the Traditional Formula are eligible for a Cost of Living Adjustment (COLA) after retirement benefits begin. For Non Grandfathered Participants only benefits accrued as of December 31, 2005 receive this adjustment. The COLA is based on the Consumer Price Index.

42 2017 Proxy Statement

Pension Distributions

Participants receive an annuity under the traditional benefit formula in the DB Plan. The qualified cash balance benefit formula in the DB Plan allows for benefits as an annuity or lump sum.

NQDB benefits may be paid as a lump sum at termination/retirement, or as an annuity. Distributions may also be allowed at death or a change of control. For participants in the plan prior to January 1, 2010, a mandatory payment occurs at age 65, and they may elect for payments on a specified date between age 60 and 65.

Pension Benefits

Named Executive Officer	Plan Name	Number of Years Credited Service(1)	Present Value of Accumulated Benefit at Normal Retirement Age(2)	Payments During Last Fiscal Year

Houston	Qualified Pension	32	$921,877	$0
	NQDB		$4,107,373	$0

Lillis	Qualified Pension	34	$2,183,568	$0
	NQDB		$5,614,900	$0

McCaughan	Qualified Pension	7	$213,638	$0
	NQDB		$1,765,218	$0

Strable	Qualified Pension	26	$569,758	$0
	NQDB		$948,918	$0

Valdés	Qualified Pension	6	$170,270	$0
	NQDB		$370,671	$0

(1)
As of December 31, 2016.

(2)
Benefit calculations have been made using the following assumptions:

•
Annuity Basis Discount Rate (for Traditional Benefit): 4.5% for December 31, 2015 and 4.15% for December 31, 2016 benefits. Traditional benefits under the qualified DB Plan must be paid as annuity. Under the NQDB Plan, Named Executive Officers may elect whether benefits will be paid as annuity or in a single sum payment. Ms. Strable has elected her NQDB benefit to be paid as an annuity;

•
Lump Sum Basis Discount Rate (for Traditional Benefit): for those Named Executive Officers who have elected to receive their traditional NQDB benefits in a single lump sum payment (Messrs. Houston, Lillis and Valdés) the present value of their December 31, 2016 Traditional NQDB benefits has been determined using a discount rate of: 5.80% for expected lump sums in 2018 or later; 6.70% for lump sum payments expected to be made in 2017.

•
Annuity Mortality: RP-2006 Rates (baseline from SOA RP-2014)

•
Improvement: For December, 2015, RPEC-2014 model using historical data through 2011 (graduated data through 2009). For December 31, 2016, RPEC-2014-v2016 model using historical data through 2014 (graduated data through 2012).

•
Convergence: 7-year to SSA 2010-2088 improvement scale (SSA Trustees Report 2014).;

•
Lump Sum Mortality: 1994 GAR Projected to 2008 Unisex, Scale AA;

•
Cost of living increase: 1.6875% for December 31, 2015 benefits and 1.50% for December 31, 2016 benefits;

•
Retirement age of 64 for Mr. Lillis (early retirement eligible) who would then receive unreduced benefits. Retirement age of 65 for Mr. Houston and Ms. Strable, who will not have unreduced benefits prior to that point. Retirement age of 65 for Mr. Valdés frozen traditional benefit plus current cash balance account. Current cash balance account for Mr. McCaughan;

•
The present value of the cash balance benefit is the current account balance projected with the cash balance interest crediting rate to age 65 and then discounted back to the current age using the annuity basis discount rate with no mortality (Mr. McCaughan and Mr. Valdés cash balance account); and

•
Cash balance interest crediting rate of 5.5% for December 31, 2015 and 5.0% for December 31, 2016.

2017 Proxy Statement 43

Non Qualified Deferred Compensation

Named Executive Officer	Executive Contributions in Last Fiscal year(1)	Principal Life Contributions in Last Fiscal Year(2)	Aggregate Earnings in Last Fiscal Year	Aggregate Withdrawals / Distributions	Aggregate Balance at Last Fiscal Year End(3)

Houston	$182,175	$123,131	$280,853	$0	$2,744,400

Lillis	$60,260	$23,249	$92,848	$0	$956,704

McCaughan	$0	$0	$367,750	$0	$2,837,835

Strable	$118,593	$35,277	$67,009	$0	$1,187,009

Valdés	$55,490	$41,485	$27,210	$0	$508,622

(1)
The amounts shown as "Executive Contributions" have either been included in the Salary column of the Summary Compensation Table on page 36 or represent annual incentive payment deferrals earned in 2015 and credited to the Named Executive Officers' accounts during 2016.

(2)
The amounts shown as "Principal Life Contributions" are included in the "All Other Compensation Column" of the Summary Compensation table on page 36.

(3)
The end of year 2016 aggregate balances includes the following deferrals and matching contributions from years prior to 2016:

Named Executive Officer	Employee Deferral Prior to 1/1/2016	Principal Life Match Prior to 1/1/2016	Total

Houston	$886,482	$557,066	$1,443,548

Lillis	$336,586	$165,277	$501,863

McCaughan	$998,343	$581,568	$1,579,911

Strable	$590,839	$245,059	$835,898

Valdés	$210,083	$152,227	$362,310

Qualified 401(k) Plan and Excess Plan

Plan Feature	Qualified 401(k) Plan	Excess Plan

Deferrals	1-15% of base salary and up to 100% of annual incentive compensation awards (1-100% of base pay if not contributing to the Excess Plan) up to the limits imposed by the Tax Code.	1-15% of base salary and up to 100% of annual incentive compensation awards.

Investment Options	There are 20 investment options and investment and investment return is based on the participant's investment direction.	The investment options are listed on page 45 and investment return is based on the participant's investment direction.

Distributions	Allowed at various times including termination, death and disability.	Allowed at various times including termination, death, specified date, change of control, unforeseen emergency and mandatory payment at age 65.

Vesting	3 year cliff	Immediate

44 2017 Proxy Statement

The following are the investment options available to all participants in the Excess Plan:

Investment Option	1 Year Rate Of Return (12/31/2015)

Principal Equity Income Institutional Fund	15.58%
Principal LargeCap Value Institutional Fund	8.21%
Principal LargeCap S&P 500 Index Institutional Fund	11.76%
Principal LargeCap Growth Institutional Fund	–5.19%
Principal LargeCap Growth I Institutional Fund	0.98%
Principal MidCap Institutional Fund	10.25%
Principal SmallCap Value II Institutional Fund	25.28%
Principal SmallCap S&P 600 Index Institutional Fund	26.18%
Principal Small Cap Growth I Institutional Fund	9.25%
Principal Real Estate Securities Institutional Fund	5.93%
Principal International Emerging Markets Institutional Fund	8.81%
Principal Diversified International Institutional Fund	0.26%
Principal LifeTime Strategic Income Institutional Fund	4.79%
Principal LifeTime 2010 Institutional Fund	5.32%
Principal LifeTime 2015 Institutional Fund	5.55%
Principal LifeTime 2020 Institutional Fund	5.83%
Principal LifeTime 2025 Institutional Fund	6.02%
Principal LifeTime 2030 Institutional Fund	5.89%
Principal LifeTime 2035 Institutional Fund	5.33%
Principal LifeTime 2040 Institutional Fund	5.45%
Principal LifeTime 2045 Institutional Fund	5.58%
Principal LifeTime 2050 Institutional Fund	5.58%
Principal LifeTime 2055 Institutional Fund	5.72%
Principal LifeTime 2060 Institutional Fund	5.68%
Principal Core Plus Bond Institutional Fund	3.99%
Principal Inflation Protection Institutional Fund	3.83%
Principal Government & High Quality Bond Institutional Fund	1.64%
Principal Financial Group, Inc. Employer Stock Fund	32.21%
Principal Diversified Real Asset Institutional Fund	5.86%

Severance Plans

Messrs. Houston, Lillis and Valdés and Ms. Strable are eligible for severance under the Company's severance plan if they are terminated as a result of layoffs, position elimination or similar reasons. They are not eligible for severance benefits if they take a comparable job with Principal Life, fail to sign a release of claims against Principal Life, and/or other specified reasons. The benefit payable under the severance plan is the greater of one week of base salary for each year of service with Principal Life or two weeks of base salary for each $10,000 of annual base salary (rounded to the nearest $10,000). Each of the Named Executive Officers would be eligible for 52 weeks of severance under this plan. The severance plan has a minimum benefit of six weeks and a maximum benefit of 52 weeks of base pay, and also provides for three months of reimbursement of premium for continuation of medical, dental and vision insurance under the Retiree medical plan if the Executive is eligible to retire or COBRA if the Executive is not eligible to retire. In circumstances in which the severance plan does not apply, the Human Resources Committee would determine whether any severance benefits would be paid to Messrs. Houston, Lillis and Valdés and Ms. Strable.

An agreement made with Mr. McCaughan when he was hired provides that if he is terminated without "Cause", as that term is defined in the Change of Control Employment Agreements (see below), he will be paid (i) one year's base compensation and one year's annual bonus at target, and (ii) all other accrued entitlements, in accordance with the terms of the relevant plan.

2017 Proxy Statement 45

The following table illustrates the severance or contractual benefits that the Named Executive Officers would have received had they qualified for such benefits on December 31, 2016:

Named Executive Officer	Severance	Outplacement Services	COBRA Reimbursement	Total

Houston	$800,000	$30,000	$5,273	$835,273

Lillis	$567,500	$30,000	$3,705	$601,205

McCaughan	$2,664,000	$0	$0	$2,664,000

Strable	$535,000	$30,000	$2,642	$567,642

Valdés	$591,500	$30,000	$7,522	$629,022

Change of Control Employment Agreements

Principal has Change of Control Employment Agreements with each of the Named Executive Officers. These Agreements have a term of two years and will automatically renew for successive one year periods unless Principal provides a notice electing not to extend the term. If during the term of these agreements a Pre-Change of Control Event" or a Change of Control occurs, the term of the agreements will extend until the second anniversary of a Change of Control. These agreements provide that if payments upon termination of employment related to a Change of Control would be subjected to the excise tax imposed by Section 4999 of the Tax Code, and if reducing the amount of the payments would result in greater benefits to the Named Executive Officer (after taking into consideration the payment of all income and excise taxes that would be owed as a result of the Change of Control payments), Principal will reduce the Change of Control payments by the amount necessary to maximize the benefits received, determined on an after tax basis.

The severance and other benefits provided under these agreements will be available to Named Executive Officers upon a Change of Control if their employment is terminated following or in connection with a Pre-Change of Control Event, or if any third party ends or adversely changes the terms and conditions of their employment. For a termination prior to a Change of Control, such termination or change in employment is deemed to have occurred immediately following the date on which a Change of Control occurs, rather than at the time the termination or change in employment actually occurs.

Under these Agreements, a Pre-Change of Control Event means:

•
An offer that would result in a third party owning 40% or more of the Company's voting securities;

•
A proxy solicitation or contest for the election of one or more members of the Company's Board; or

•
An agreement that would result in a Change of Control.

Under these Agreements, a Change of Control means:

•
Any person becoming an owner of 40% or more of the Company's Common Stock;

•
Directors on the Board on the date of the Agreements (or those thereafter nominated for election, or elected to replace such Directors by certain incumbent Directors) are no longer a majority of the Board;

•
A merger, reorganization, consolidation or similar transaction in which the shareholders of Principal do not continue to own more than 60% of the voting securities of the surviving corporation or its ultimate parent corporation; or

•
Approval by the shareholders of Principal of a sale of its assets or a plan of liquidation.

These Agreements also provide:

•
That the Named Executive Officers receive specified salary, annual incentive compensation and benefits for two years following a Change of Control if their employment continues after the Change of Control;

•
That if the successor to Principal agrees to issue equity to replace the equity awards they received from Principal, the outstanding equity awards will continue or will become equity related to the common stock of the successor company ("Successor"). Any outstanding performance based equity awards will be converted into time vesting restricted stock or RSUs for Principal stock (or the stock of the Successor). If the Successor does not or cannot agree to such substitution, then any such awards that are not converted will become fully vested, exercisable

46 2017 Proxy Statement

  and/or distributable upon the Change of Control. In addition, the Agreements and equity award agreements specify that the Human Resources Committee (as made up immediately prior to the Change of Control) determines whether awards will be settled in cash;

•
For severance and other benefits if their employment is terminated without "Cause" or by the Named Executive Officer voluntarily for Good Reason. Termination without Cause or by the Named Executive Officer for Good Reason is referred to as a Qualifying Termination; and

•
That they will vest in all benefits previously accrued under the NQDB and Excess Plans, and these benefits will be paid in accordance with these plans.

The benefits received upon a Change of Control without termination of employment include the current vested account balance in the Excess Plan and the current vested benefit in the NQDB, according to change of control distribution elections on file for these plans.

For purposes of the Agreements, Good Reason means negative changes in the terms and conditions of the Named Executive Officer's employment, consisting of:

•
Failure to pay base salary;

•
Failure to pay the annual bonus or a reduction in annual bonus opportunity;

•
Material adverse change in position, authority or duties;

•
Material reduction in the aggregate compensation and benefits;

•
Relocation to any office or location more than 50 miles from where the Named Executive Officer worked immediately before the Change of Control;

•
Any material breach of the Change of Control Employment Agreement;

•
Any purported termination the Company claims is for Cause, but fails to satisfy the requirements for a Cause termination; or

•
The failure of the Successor to be bound by the Agreements.

Cause means any one or more of the following:

•
Commission of certain crimes;

•
Misconduct or habitual neglect of duties; or

•
Willful or intentional breach of the Change of Control Employment Agreement.

The benefits to be paid or provided under the Agreements if termination occurs for Good Reason or without Cause consist of:

•
Lump sum severance benefits equal to two times the sum of the annual base salary and target annual bonus;

•
Immediate vesting of all stock options, stock appreciation rights, shares of restricted stock, PSAs, PSUs, performance units, RSUs and deferred stock units;

•
A prorated annual bonus for the year of termination minus the amount paid for the bonus at the time of the Change of Control; and

•
The reimbursement for legal fees and other related expenses to enforce the Agreements.

In addition, until the third anniversary of the date of the Named Executive Officer's termination, he or she and his or her eligible family members will receive medical, prescription drug, dental, vision, group term life insurance, and accidental death and dismemberment coverages comparable to those received by Executives whose employment continues.

Pursuant to these Agreements, the Named Executive Officers agreed that for one year following a termination of employment that results in the Named Executive Officer receiving the severance benefits described above, he or she will not work for a competing business, solicit employees or customers, or interfere with the relationships of the Company, its affiliates and subsidiaries with their employees or customers.

2017 Proxy Statement 47

Potential Payments Upon Termination Related to a Change of Control

The following table describes the potential payments upon involuntary termination without Cause or voluntary termination for Good Reason following a Change of Control. The calculations provided in the table assume:

•
termination occurred on December 31, 2016;

•
per share price of the Company's Common Stock was $57.86, the closing price as of December 30, 2016, the last trading day of the year.

Named Executive Officer	Cash Severance(1)	Spread on Previously Unvested Options	Value of Previously Unvested Restricted Stock & Performance Shares(2)	Benefits Continuation(3)	Accelerated Pension Benefit(4)	Total Termination Benefits (before taxes)

Houston	$7,200,000	$5,158,230	$6,150,923	$79,727	$0	$18,588,880

Lillis	$2,270,000	$2,314,870	$3,274,240	$64,968	$0	$7,924,078

McCaughan	$5,328,000	$2,949,649	$4,199,595	$66,251	$0	$12,543,495

Strable	$2,140,000	$1,534,094	$1,918,927	$58,856	$0	$5,651,877

Valdés	$2,070,250	$2,015,212	$3,942,060	$79,727	$0	$8,107,249

(1)
Cash severance equals two times the sum of base salary and target annual bonus. In addition, the Named Executive Officers would be entitled to a pro rata bonus for the year of termination.

(2)
Equals the full value of unvested restricted shares and unearned performance shares as of December 30, 2016, where vesting would be accelerated, at a stock price of $57.86. Performance shares granted in 2014 and 2015 are valued at target, based on Company performance to date as of December 30, 2016.

(3)
Includes the estimated cost of continued medical, dental, vision, and life insurance coverage for three years after the Named Executive Officer's termination and outplacement services.

(4)
Represents the lump sum present value of the accelerated vesting of unvested retirement benefits. All of the Named Executive Officers are fully vested in their pension benefit.

48 2017 Proxy Statement

Proposal Two—Advisory Vote to Approve Executive Compensation

The Company's Executive compensation program is designed to reward Executives who contribute to the achievement of the Company's business objectives and to attract, retain and motivate talented Executives to perform at the highest level and contribute significantly to the Company's success. The program is designed to tie the delivery of Executive compensation to the achievement of the Company's long and short term financial and strategic goals and to align the interests of Executives and shareholders. The purposes and objectives of, and the rationale behind, the Company's compensation program are described in significant detail in the Compensation Discussion and Analysis, starting on page 22. Of particular note are the following policies and practices aligned with recognized corporate governance best practice:

•
Our Executive compensation is, in large measure, highly variable and directly linked to our short term and long term financial and strategic goals and the performance of the Company's stock price over time.

•
Executives receive a significant portion of total compensation opportunity in the form of equity based long term incentives and are required to own stock in Principal to ensure their interests are aligned with the shareholders' interests and long term performance of Principal.

•
Principal prohibits all employees, including Executives, from: purchasing Company securities on margin, except for the exercise of employee stock options; short sales; trading in put or call options; and purchasing, directly or through a designee, any financial instrument (including prepaid variable forward contracts, equity swaps, collars and exchange funds) that is designed to hedge or offset any decrease in the market value of Company securities.

•
Principal has a compensation recovery policy to recover incentive compensation paid to Executives if the amount of the compensation was based on achievement of financial results that were subsequently restated, if, in the opinion of the Committee, the Executive engaged in fraud or intentional misconduct that caused the restatement of the Company's financial statements, and if the amount of the Executive's incentive compensation or equity award would have been lower had the financial results been properly reported.

•
Our Executive Change of Control Employment Agreements provide market-based service protection and do not contain excise tax gross ups.

•
We provide limited perquisites to Executives—one physical examination per year, business spousal travel, and gifts of nominal value given to all sales conference attendees.

•
Our programs are designed to be financially efficient from tax, accounting, cash flow and share dilution perspectives. We make efforts to ensure tax deductibility to Principal of all compensation to the extent practicable.

Shareholders are being asked to vote on the Company's compensation policies and procedures for the Named Executive Officers, as described in the Compensation Discussion and Analysis and the compensation tables and the accompanying narratives in this Proxy Statement.

This vote is not intended to address any specific item of compensation, but the Company's overall compensation related to our Named Executive Officers. Because your vote is advisory, it will not be binding on the Board and will not overrule any decision by the Board or require the Board to take any action. However, the Human Resources Committee, which is responsible for designing and administering the Company's Executive compensation program, values shareholder opinions and will consider the outcome of the vote when making future compensation decisions for the Named Executive Officers.

This proposal, commonly known as a "say on pay" proposal, gives shareholders the opportunity to vote on an advisory, nonbinding basis to approve the compensation of our Named Executive Officers as disclosed in this proxy statement pursuant to SEC rules through the following resolution:

RESOLVED, that the compensation paid to the Company's Named Executive Officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion, is hereby approved.

The Board of Directors recommends that shareholders vote "For" this resolution.

2017 Proxy Statement 49

Proposal Three—Frequency of Advisory Vote to Approve Executive Compensation

Shareholders are asked to vote on how often they will to vote on approval of the Company's compensation policies and procedures for the Named Executive Officers Shareholders may vote on whether this occurs every one, two or three years. Currently, this vote is held every year, and the Board believes this practice should continue.

Because the vote is advisory, it will not be binding on the Board and will not overrule any decision by the Board or require the Board to take any action. However, the Human Resources Committee, which is responsible for designing and administering the Company's Executive compensation program, values shareholder opinions, and will consider the outcome of the vote when deciding how frequently shareholders should be asked to vote to approve Executive compensation.

The next vote on the frequency of advisory votes on executive compensation will be held at the Annual Meeting in 2023.

RESOLVED, that the shareholders of the Company indicate by their vote on this resolution whether the shareholders' advisory vote on executive compensation should take place every year, every two years, or every three years, or that they abstain from voting.

The Board of Directors recommends that shareholders vote that the frequency of the advisory vote on executive compensation be held every year.

50 2017 Proxy Statement

Proposal Four —Ratification of Appointment of
Independent Registered Public Accountants

Subject to shareholder ratification, the Audit Committee has appointed the firm of Ernst & Young LLP to audit the consolidated financial statements of the Company for the fiscal year ending December 31, 2016. In order to assure continuing auditor independence, the Audit Committee periodically considers the advisability and potential impact of selecting a different independent external audit firm. Ernst & Young LLP has served as the Company's independent registered public accountant since it became a publicly traded company in 2001, and Principal Life has used Ernst & Young LLP as its independent registered public accountant for many years prior thereto. The Audit Committee and the Board of Directors believe, after the consideration of a variety of factors, that the continued retention of Ernst & Young LLP is in the best interest of the Company and its shareholders. Ratification of the appointment of the independent registered public accountants requires the affirmative vote of a majority of the shares represented at the meeting and voting on the matter. If the shareholders do not ratify this appointment, the Audit Committee will consider the matter of the appointment of the independent registered public accountants.

RESOLVED, that the appointment of Ernst & Young, LLP to audit the consolidated financial statements of the Company for the fiscal year ending December 31, 2017 be ratified.

The Board of Directors recommends that shareholders vote "For" this resolution.

Representatives of Ernst & Young LLP will be present at the Annual Meeting, will be given an opportunity to make a statement if they so desire and will be available to respond to appropriate questions relating to the audit of the Company's 2016 consolidated financial statements.

Audit Fees

The aggregate fees billed by the Company's independent registered public accounting firm in 2016 and 2015 for professional services rendered in connection with regulatory audits in accordance with US GAAP, statutory, or foreign accounting principles; consultation on matters addressed during these audits; review of documents filed with regulators including the SEC; other engagements required by statute; or engagements that generally only the Company's independent registered public accounting firm can reasonably provide, such as comfort letters or consents, were approximately $10,390,000 in 2016 and $10,352,000 in 2015.

Audit Related Fees

The aggregate fees billed by the Company's independent registered public accounting firm in 2016 and 2015 for professional services rendered in connection with audit related services such as financial statement audits of employee benefit plans, financial statement audits not required by statute or regulation, accounting consultations in connection with proposed transactions or emerging accounting standards, and other attest and related advisory services not required by statute or regulation totaled approximately $1,828,000 in 2016 and $1,397,000 in 2015.

Tax Fees

The aggregate fees billed by the Company's independent registered public accounting firm for professional services rendered in connection with tax services consisting primarily of tax compliance totaled approximately $71,000 in 2016 and $88,000 in 2015. Tax compliance generally involves preparation, assistance or attestation related to tax filings in various domestic and non-domestic jurisdictions. Tax consultation generally involves assistance in connection with tax audits, filing appeals, and compliance with tax related regulations.

All Other Fees

The aggregate fees billed by the Company's independent registered public accounting firm for professional services rendered in connection with other services, consisting primarily of software licensing, totaled $0 in 2016 and approximately $27,000 in 2015.

The Audit Committee has adopted a policy on auditor independence that calls for the Committee to preapprove any service the Company's independent registered public accountant proposes to provide to the Company, its majority owned subsidiaries, employee benefit plans or affiliates which the Company controls or significantly influences. The policy also calls for the Committee to preapprove any audit service any independent auditor proposes to provide to these entities. The purpose of the policy is to assure that the provision of such services does not impair any auditor's

2017 Proxy Statement 51

independence. The policy provides for the general preapproval of specific types of Audit and Audit Related services and fees up to an established individual engagement and annual threshold. The policy requires specific preapproval of all other services. Pursuant to the policy, each quarter Principal management presents to the Committee a detailed description of each particular service that meets the definition of services that have been generally approved and each service for which specific preapproval is sought, and an estimate of fees for each service. The policy accords the Audit Committee Chair authority to preapprove services and fees for those services that arise between regularly scheduled meetings of the Audit Committee. In considering whether to preapprove the provision of non audit services by the independent registered public accountant, the Audit Committee will consider whether the services are compatible with the maintenance of the independent registered public accountant's independence. The Audit Committee does not delegate its responsibilities to preapprove services performed by an independent auditor to management.

The Audit Committee did not approve the services described above under the captions Audit Related Fees, Tax Fees and All Other Fees by utilizing the de minimis exception of SEC Rule 2-01(c)(7)(i)(C).

52 2017 Proxy Statement

Security Ownership of Certain Beneficial Owners and Management

Except as otherwise indicated below, the following table shows, as of March 14, 2017, beneficial ownership of shares of Common Stock by (i) the only shareholders known to the Company to beneficially own more than 5% of the outstanding shares of Common Stock, (ii) each Director, (iii) each Named Executive Officer and (iv) all current Directors and Executive Officers as a group. Except as otherwise indicated below, each of the individuals named in the table has sole voting and investment power, or shares such powers with his or her spouse, for the shares set forth opposite his or her name.

Name	Number of Shares Beneficially Owned(1)	Percent of Common Stock Outstanding

The Vanguard Group(2)	29,065,622	10.11
100 Vanguard Boulevard Malvern, Pennsylvania 19355

Nippon Life Insurance Company(4)	18,137,000	6.29
3-5-12 Imabashi Chuo-ku Osaka, 541-8501, Japan

BlackRock Inc.(5)	17,557,963	6.10
55 East 52nd Street New York, NY 10055

Wellington Management Group LLP(3)	16,988,026	5.91
c/o Wellington Management Company LLP 280 Congress Street Boston, MA 02210

Capital Research Global Investors(6)	15,512,000	5.30
333 South Hope Street Los Angeles, California 90071

Betsy J. Bernard	37,240	*

Jocelyn Carter-Miller	37,897	*

Gary E. Costley	4,132	*

Michael T. Dan	43,038	*

Dennis H. Ferro	21,081	*

C. Daniel Gelatt	102,909	*

Sandra L. Helton	44,839	*

Roger C. Hochschild	2,939	*

Scott M. Mills	0	*

Blair C. Pickerell	1,786	*

Elizabeth E. Tallett	42,647	*

Larry D. Zimpleman	1,281,044	*

Daniel J. Houston	585,531	*

Terrance J. Lillis	255,427	*

James P. McCaughan	576,526	*

Deanna D. Strable (7)	252,145	*

Luis Valdés	171,179	*

All Directors and Executive Officers as a group (24 persons)	4,311,330	1.50

2017 Proxy Statement 53

*
The number of shares represents less than one percent of the number of shares of Common Stock outstanding.

(1)
Includes beneficial ownership of shares which each person named in this table has the right to acquire on or before May 13, 2017 pursuant to previously awarded stock options, RSUs, and performance units that, although scheduled to be paid in shares in more than 60 days, would be paid immediately upon termination of service, as follows: Ms. Bernard, 35,585; Ms. Carter Miller, 37,627; Dr. Costley, 0; Mr. Dan, 33,038; Mr. Ferro, 20,081; Mr. Gelatt, 40,519; Ms. Helton, 35,585; Mr. Hochschild, 2,939; Mr. Mills, 0; Mr. Pickerell, 1,786; Ms. Tallett, 40,014; Mr. Zimpleman, 1,143,045; Mr. Houston, 439,582; Mr. Lillis, 164,570; Mr. McCaughan, 456,549; Ms. Strable, 141,725; Mr. Valdés, 98,948; and all other executive officers as a group, 603,557.

(2)
The information regarding beneficial ownership by The Vanguard Group is based solely on an amended Schedule 13G filed by it with the SEC on March 10, 2017, which provided information as of February 28, 2017. According to the Schedule 13G, Vanguard has sole voting power with respect to 435,408 shares; shared voting power with respect to 57,190 shares; sole investment power with respect to 28,579,780 shares; and shared investment power with respect to 485,842 shares.

(3)
The information regarding beneficial ownership by Wellington Management Group LLP is based solely on an amended Schedule 13G filed by it with the SEC on February 9, 2017, which provided information as of December 31, 2016. According to the Schedule 13G, Wellington has sole voting power with respect to 0 shares; shared voting power with respect to 9,501,799 shares; sole investment power with respect to 0 shares; and shared investment power with respect to 16,988,026 shares.

(4)
The information regarding beneficial ownership by Nippon Life Insurance Company is based solely on a Schedule 13G filed by it with the SEC on February 28, 2008, which provided information as of February 21, 2008. According to the Schedule 13G, Nippon Life has sole voting power with respect to 18,137,000 shares; shared voting power with respect to 0 shares; sole investment power with respect to 18,137,000 shares; and shared investment power with respect to 0 shares.

(5)
The information regarding beneficial ownership by BlackRock Inc.is based solely on an amended Schedule 13G filed by it with the SEC on January 25, 2017, which provided information as of December 31, 2016. According to the Schedule 13G, BlackRock has sole voting power with respect to 15,085,820 shares; shared voting power with respect to 0 shares; sole investment power with respect to 17,557,963 shares; and shared investment power with respect to 0 shares.

(6)
The information regarding beneficial ownership by Capital Research Global Investors is based solely on a Schedule 13G filed by it with the SEC on February 13, 2017, which provided information as of December 30, 2016. According to the Schedule 13G, Capital Research Global Investors has sole voting power with respect to 15,512,000 shares; shared voting power with respect to 0 shares; sole investment power with respect to 15,512,000 shares; and shared investment power with respect to 0 shares.

(7)
Includes shares owned by Ms. Strable's spouse.

In addition to beneficial ownership of Common Stock, the Company's Directors and Executive Officers also hold different forms of "stock units" that are not reported in the security ownership table but represent additional financial interests that are subject to the same market risk as Common Stock. These units include shares that may be acquired after May 13, 2016, pursuant to previously awarded stock options, RSUs, performance share units and nontransferable accounting entry units such as phantom stock units issued pursuant to Company stock based compensation and benefit plans. The value of such units is the same as the value of the corresponding number of shares of Common Stock.

See "Directors' Compensation" on pages 18-20 for a discussion of the options and RSUs granted to Directors under the Principal Financial Group, Inc. 2014 Directors Stock Plan and the phantom stock units credited to Directors who participate in the Deferred Compensation Plan for nonemployee Directors of Principal Financial Group, Inc. See "Compensation Discussion and Analysis" beginning on page 22 for a discussion of the performance units credited to officers who defer receipt of awards under a long term performance plan, the options and RSUs granted under the 2014 Stock Incentive Plan, and phantom stock units credited to officers that defer salary into an employer stock fund available under the Excess Plan.

As of March 14, 2017, the Directors and Executive Officers named in the security ownership table hold a pecuniary interest in the following number of units: Ms. Bernard, 3,167; Ms. Carter Miller, 3,167; Dr. Costley, 0; Mr. Dan, 17,173; Mr. Ferro, 21,473; Dr. Gelatt, 3,167; Ms. Helton, 3,167; Mr. Hochschild, 8,528; Mr. Mills, 3,686; Mr. Pickerell, 3,167; Ms. Tallett, 9,596; Mr. Zimpleman, 0; Mr. Houston, 336,088; Mr. Lillis, 128,312; Mr. McCaughan, 235,631; Ms. Strable, 120,639; and Mr. Valdés, 136,349.

54 2017 Proxy Statement

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires the Company's Directors, Executive Officers and persons who own more than ten percent of a registered class of the Company's equity securities (Reporting Persons) to file with the SEC and the New York Stock Exchange reports of ownership of the Company's securities and changes in ownership. Reporting Persons required to provide the Company with copies of all Section 16(a) reports they file. Based on a review of the reports provided to the Company or written representations from Reporting Persons, the Company believes that during the fiscal year ended December 31, 2016, all Section 16(a) reports were filed on a timely basis.

2017 Proxy Statement 55

Questions and Answers About the
Annual Meeting

Why didn't I receive a copy of the paper proxy materials?

The Securities and Exchange Commission ("SEC") rules allow companies to notify shareholders that proxy materials are available on the Internet and to provide access to those materials via the Internet. You may obtain paper copies of the proxy materials free of charge by following the instructions provided in the notice of Internet availability of proxy materials.

Why did I receive notice of and access to this proxy statement?

The Board is soliciting proxies to be voted at the Annual Meeting of shareholders to be held on May 16, 2017, at 9:00 a.m., Central Daylight Savings Time, at 750 Park Street, Des Moines, Iowa, and at any adjournment or postponement of the meeting. When the Board asks for your proxy, it must provide you access to proxy materials that contain information required by law. These materials were first made available, or sent to shareholders on April 4, 2017.

What is a proxy?

It is your legal designation of another person to vote the stock you own. The other person is called a proxy. When you designate someone as your proxy in a written document, that document is also called a proxy or a proxy card. Principal has designated three of Company's officers to act as proxies for the 2017 Annual Meeting: Timothy M. Dunbar, Executive Vice President and Chief Investment Officer; Deanna D. Strable, Executive Vice President and Chief Financial Officer; and Karen E. Shaff, Executive Vice President, General Counsel and Secretary.

What will the shareholders vote on at the Annual Meeting?
•
Election of four Directors for three year terms;
•
An advisory vote to approve Named Executive Officer compensation;
•
An advisory vote on the timing of future advisory votes on Executive compensation; and
•
Ratification of the appointment of independent auditors.

Will there be any other items of business on the agenda?

Principal does not expect any other items of business because the deadline for shareholder proposals and nominations has passed. However, if any other matter should properly come before the meeting, the people authorized by proxy will vote according to their best judgment.

Who can vote at the Annual Meeting?

Shareholders as of the close of business on March 22, 2017 ("Record Date") can vote at the Annual Meeting.

How many votes do I have?

You will have one vote for every share of Company Common Stock you owned on the Record Date.

56 2017 Proxy Statement

What constitutes a quorum?

One third of the outstanding shares of Common Stock as of the Record Date. On the Record Date, there were 288,315,114 shares of Common Stock outstanding. A quorum must be present, in person or by proxy, before any action can be taken at the Annual Meeting, except an action to adjourn the meeting.

How many votes are required for the approval of each item?
•
Each nominee for Director will be elected if there are more votes for the nominee than votes against the nominee. Directors are elected by the majority of votes cast in uncontested Director elections.

•
The advisory vote to approve the Company's Named Executive Officer compensation will be approved if there are more votes for the proposal than against the proposal.

•
The advisory vote on frequency of future advisory votes on executive compensation asks shareholders to express their preference for one of three choices for future advisory votes on executive compensation — every year, every other year, or every three years. Abstentions have the same effect as not expressing a preference.

The appointment of the independent auditors will be ratified if there are more votes for the proposal than votes against the proposal.

•
Abstentions and broker non votes will be treated as being present at the meeting for the purpose of determining a quorum but will not be counted as votes for the proposals. They have no impact on the Director nominees, the advisory vote to approve Named Executive Officer compensation or ratification of independent auditors.

What are Broker Non votes?

If your shares are held in a brokerage account, your broker will ask you how you want your shares to be voted. If you give your broker directions, your shares will be voted as you direct. If you do not give directions, the broker may vote your shares on routine items of business, but not on non routine items. Proxies that are returned by brokers because they did not receive directions on how to vote on non routine items are called "broker non votes."

How do I vote by proxy?

Shareholders of record may vote by mail, by telephone or through the Internet. Shareholders may vote "for," "against" or "abstain" from voting for each of the Director nominees, the advisory vote to approve Named Executive Officer compensation, and the proposal to ratify the appointment of the independent auditors.

•
By Mail.  Sign and date each proxy or voting instruction card you receive and return it in the prepaid envelope. Sign your name exactly as it appears on the proxy. If you are signing as a representative (for example, as an attorney in fact, executor, administrator, guardian, trustee or an officer or agent of a corporation or partnership), indicate your name and your title or capacity. If the stock is held in custody for a minor, the custodian should sign, not the minor. If the stock is held in joint ownership, one owner may sign on behalf of all owners.

•
By Telephone.  Follow the instructions on the proxy or voting instruction card or the instructions in the email message that notified you of the availability of the proxy materials. If you vote by telephone, do not return your proxy or voting instruction card. Telephone voting will be available until 1:00 a.m., Central Daylight Time, on May 16, 2017 for proxy cards and until 1:00 a.m., Central Daylight Time, on May 12, 2017, for voting instruction cards.

•
Through the Internet.  You may vote on line at www.investorvote.com. Follow the instructions provided in the notice of Internet availability of proxy materials or on the proxy or voting instruction card. If you vote through the Internet, do not return your proxy or voting instruction card. Internet voting for proxy cards will be available until 1:00 a.m., Central Daylight Time, on May 16, 2017, and until 1:00 a.m., Central Daylight Time, on May 12, 2017, for voting instruction cards.

2017 Proxy Statement 57

How do I vote shares that are held by my broker?

If you own shares held by a broker, you may direct your broker or other nominee to vote your shares by following the instructions that your broker provides to you. Most brokers offer voting by mail, telephone and through the Internet.

How do I vote in person?

If you are going to attend the Annual Meeting, you may vote your shares in person. However, we encourage you to vote in advance of the meeting by mail, telephone or through the Internet even if you plan to attend the meeting.

How do I vote my shares held in the Company's 401(k) plan?

The trustees of the plan will vote your shares in accordance with the directions you provide by voting on the voting instruction card or the instructions in the email message that notified you of the availability of the proxy materials. Shares for which voting instructions are not received are voted in the discretion of the trustees.

How are shares held in the Demutualization separate account voted?

Principal became a public company on October 26, 2001, when Principal Mutual Holding Company converted from a mutual insurance holding company to a stock company (Demutualization) and the initial public offering of shares of the Company's Common Stock was completed. Principal issued Common Stock to Principal Life, and Principal Life allocated this Common Stock to a separate account that was established to fund policy credits received as Demutualization compensation by certain employee benefit plans that owned group annuity contracts. Although Principal Life will vote these shares, the plans may give Principal Life voting directions. A plan may give voting directions by following the instructions on the voting instruction card or the instructions in the message that notified you of the availability of proxy materials. Principal Life will vote the shares as to which it received no direction in the same manner, proportionally, as the shares in the Demutualization separate account for which it has received directions.

Who counts the votes?

Votes will be counted by Computershare Trust Company, N.A.

What happens if I do not vote on an issue when returning my proxy?

If no specific instructions are given, proxies that are signed and returned will be voted as the Board of Directors recommends:

•
"For" the election of all Director nominees;
•
"For" approval of the Company's named executive officer compensation;
•
"For" the advisory shareholder vote on executive compensation occurring every year; and
•
"For" the ratification of Ernst & Young LLP as independent auditors.

How do I revoke my proxy?

If you hold your shares in street name, you must follow the instructions of your broker or bank to revoke your voting instructions. Otherwise, you can revoke your proxy or voting instructions by voting a new proxy or instruction card or by voting at the meeting.

58 2017 Proxy Statement

What should I do if I want to attend the Annual Meeting?

Please bring photo identification and, if your stock is held by a broker or bank, evidence of your ownership of Common Stock as of March 22, 2017. The notice of Internet availability of proxy materials you received in the mail, a letter from your broker or bank or a photocopy of a current account statement will be accepted as evidence of ownership.

How do I contact the Board?

You may contact the through the Lead Director through the Investor Relations section of the Company's website at www.principal.com, or by writing to:

  Lead Director, c/o Karen E. Shaff
  Executive Vice President, General Counsel and Secretary
  Principal Financial Group, Inc.
  Des Moines, Iowa 50392-0300

All emails and letters received will be categorized and processed by the Company's Secretary and then sent to the Company's Lead Director.

How do I submit a shareholder proposal for the 2018 Annual Meeting?

The Company's next annual meeting is scheduled for May 22, 2018. Proposals should be sent to the Company's Secretary. To be included in next year's proxy statement, proposals must be received by December 5, 2017. In addition, the Company's By-Laws provide that any shareholder wishing to propose any other business at the annual meeting must give Principal written notice between January 16, 2018 and February 18, 2018. That notice must provide other information as described in the Company's By-Laws, which are on the Company's website, www.principal.com.

What is "householding?"

We send shareholders of record at the same address one copy of the proxy materials unless we receive instructions from a shareholder requesting receipt of separate copies of these materials.

If you share the same address as other shareholders and would like Principal to send only one copy of future proxy materials, please contact Computershare Trust Company, N.A. at 866-781-1368, or P.O. Box 43078, Providence, RI 02940-3078. You can also contact Computershare to receive individual copies of all documents.

Where can I receive more information about the Company?

We file reports and other information with the SEC, which are available on the Company's website at www.principal.com and at www.sec.gov. You may also contact the SEC at 1-800-SEC-0330. The Audit, Finance, Human Resources and Nominating and Governance Committee charters, the Company's Corporate Governance Guidelines, and Principal's Code of Business Conduct and Ethics are also available on the Company's website, www.principal.com.

The Board urges you to vote by using the Internet or telephone or by returning the proxy or voting instruction card.

2017 Proxy Statement 59

Appendix A

Towers Watson 2016 Financial Services Executive Compensation Survey Participants
AAA Northern California, Nevada & Utah	EverBank
AFLAC	Farm Credit Foundations
AgStar Financial Services	Farmers Group
Allianz Life Insurance	Federal Farm Credit Banks Funding
Allstate	Federal Reserve Bank of Atlanta
Ally Financial	Federal Reserve Bank of Cleveland
American Financial Group	Federal Reserve Bank of San Francisco
American National Insurance	Federal Reserve Bank of St. Louis
Arthur J Gallagher & Company	Federal Reserve Board
Aspen Specialty	Fidelity Investments (FMR)
Associated Banc-Corp	Fifth Third Bancorp
Assurant	FINRA
Atradius	First Citizens Bank
Auto Club Group	First Financial Bancorp
AXA Group	First National of Nebraska
Bank of Montreal	Franklin Resources
Bank of the West	Freddie Mac
Barclays	Fulton Financial
BB&T	GATX
BBVA	GE Capital
BECU	General Re Corporation
Blue Cross Blue Shield of Florida	Genworth Financial
Blue Cross Blue Shield of Louisiana	Global Collect Services
Blue Shield of California	Gordon Brothers Group
Boston Private Financial	Great-West Financial
Bremer Financial	Guardian Life
Capital Bank NA	Hartford Financial Services Group
Capital One Financial	Health Care Services
Caterpillar Financial Services	Health Net
Charles Schwab	Hiscox
Chicago Board Options Exchange	Horizon Blue Cross Blue Shield of New Jersey
Chubb	HSBC Bank
Cigna	Humana
City National Bank	Hunt Companies, Inc.
CME Group	Huntington Bancshares
CNA Hardy	Iberia Bank
CNO Financial	Jackson National Life
Cobank	Janus Capital Group
Comerica	JJB Hilliard, WL Lyons
Commerce Bancshares	John Hancock
CSAA Insurance Group	KeyCorp
Cullen Frost Bankers	Liberty Mutual
Delta Dental of California	Lincoln Financial
Delta Dental Plan of Michigan	Loews
Eastern Bank	M&T Bank
Employers Mutual Casualty Company	Manulife Financial
Erie Insurance	MAPFRE USA
Euler Hermes	Marsh & McLennan

2017 Proxy Statement A-1

Massachusetts Mutual	Symetra Financial
MB Financial	Synchrony Financial
Mechanics Bank	Synovus Financial Corporation
Mercedes-Benz Financial Services	TD Ameritrade
Mercury Insurance	TD Bank Financial Group
MetLife	Thrivant Financial for Lutherans
Moody's	TIAA-CREF
Munich Re Group	Transamerica
Mutual of Omaha	Transatlantic Holdings
Nasdaq	TransUnion
National Life Group	Travelers
Nationwide	U.S. Bancorp
Navient	Umpqua Bank
Navy Federal Credit Union	United Federal Credit Union
NCCI Holdings	University FCU
New York Life	Unum
Northwestern Mutual	USAA
Oaktree Capital Management	Visa
Ohio National Financial Services	Voya Financial Services
OneAmerica Financial Partners	Webster Bank
OneBeacon Insurance	Wellpoint
Pacific Life	Wells Fargo
PayPal	Welltower
Penn Mutual Life	Willis North America
Pentagon Federal Credit Union	Zurich North America
People's Bank
Phoenix Companies
Plymouth Rock Assurance
Portfolio Recovery Associates
Primerica Life
Principal Financial Group
PrivateBancorp
Progressive
Protective Life
Prudential Financial
Radian Group
Realogy
Regions Financial
Reinsurance Group of America (RGA)
RLI
Rockland Trust Company
S&P Global
SAIF Corporation
Sallie Mae
Santander Consumer USA
SBLI of Massachusetts
SchoolsFirst FCU
Scottrade Inc
Securian Financial Group
Society Insurance
Springleaf Financial Services
StanCorp Financial Group
State Farm Insurance
Sun Life Financial
SunTrust Banks
SVB Financial

A-2 2017 Proxy Statement

Towers Watson 2016 Diversified Insurance Compensation Survey Participants
AFLAC	Northwestern Mutual
Allstate	OneAmerica Financial Partners
AXA Group	Pacific Life
Cigna	Phoenix Companies
CNO Financial	Principal Financial Group
Genworth Financial	Prudential Financial
Guardian Life	Securian Financial Group
Hartford Financial Services	Sun Life Financial
John Hancock	Thrivent Financial for Lutherans
Lincoln Financial	TIAA-CREF
Massachusetts Mutual	Transamerica
MetLife	Unum Group
Nationwide	USAA
New York Life	Voya Financial Services

McLagan 2016 Investment Management Survey Participants
Aberdeen Asset Management PLC	Causeway Capital Management LLC
Acadian Asset Management, LLC	CBRE Global Investors
Adams Funds	Charles Schwab Investment Management, Inc.
AEW Capital Management	ClearBridge Investments
AllianceBernstein L.P.	Cohen & Steers, Inc.
Allianz Global Investors	Columbia Threadneedle Investments
Alpine Woods Capital Investors, LLC	Conning Holdings Limited
American Beacon Advisors	Copper Rock Capital Partners, LLC
American Century Investments	Cornerstone Capital Management, Inc.
AMG Funds LLC	Daiwa Asset Management Co. Ltd.
AMP Capital Investors Limited	Delaware Investments
AQR Capital Management, LLC	Deutsche Asset Management
Ariel Investments LLC	Diamond Hill Capital Management, Inc.
Arrowstreet Capital, L.P.	Dimensional Fund Advisors Inc.
Artisan Partners Limited Partnership	DuPont Capital Management
Ashmore Group plc	Duff & Phelps Investment Management Co.
AXA Investment Managers	Eagle Asset Management, Inc. (Raymond James)
Babson Capital Management LLC	Eaton Vance Management
Baring Asset Management, Inc.	EFG Asset Management (Americas) Corp.
Barrow, Hanley, Mewhinney & Strauss, LLC	Epoch Investment Partners, Inc.
Bessemer Trust Company	Federated Investors, Inc.
BlackRock, Inc.	Fidelity Investments
BMGI	Fiera Capital Corporation
BNP Paribas Investment Partners	Financial Engines
BNY Mellon Cash Investment Strategies (Dreyfus)	First Eagle Investment Management, LLC
Boston Company Asset Management, LLC	First Pacific Advisors, LLC
Brandes Investment Partners, L.P.	First Quadrant, L.P.
Brandywine Global Investment Management, LLC	Franklin Templeton Investments
Bridgewater Associates, Inc.	Fred Alger Management, Inc.
Bridgeway Capital Management, Inc.	Fund Evaluation Group, LLC
Brown Advisory	Geode Capital Management, LLC
Brown Brothers Harriman & Co.	Glenmede Trust Company
Calamos Investments	Goldman Sachs Asset Management
Capital Group	Grantham, Mayo, Van Otterloo & Co. LLC
Cardinal Capital Management, LLC	Guggenheim Investments

2017 Proxy Statement A-3

Harding Loevner LP	Rothschild Asset Management Inc.
Harris Associates	Russell Investments
Heitman	Sands Capital Management, LLC
Henderson Global Investors	Santa Barbara Asset Management, LLC
Hennessey Advisors, Inc.	Saturna Capital Corporation
IFM Investors Pty Ltd.	Schroder Investment Management NA Inc.
Insight Investment LLC	SEI Investments Company
Institutional Capital LLC (ICAP)	Standish Mellon Asset Management Company LLC
INTECH	State Street Global Advisors
Intermediate Capital Group	Symphony Asset Management LLC
Invesco Plc	T. Rowe Price Associates, Inc.
Investcorp	TCW Group
Investment Counselors of Maryland, LLC	The Vanguard Group, Inc.
J O Hambro Capital Management Ltd.	Thompson, Siegel & Walmsley LLC
Jacobs Levy Equity Management, Inc.	Thornburg Investment Management, Inc.
Janus Capital Group	TimesSquare Capital Management LLC
Jennison Associates, LLC	Trilogy Global Advisors, LLC
JPMorgan Global Investment Management	UBS Asset Management
Kayne Anderson Rudnick Investment Mgmt, LLC	Van Eck Associates Corporation
Lazard Asset Management LLC	Vaughan Nelson Investment Management, L.P.
Logan Circle Partners, L.P.	Virtus Investment Partners, Inc.
Loomis, Sayles & Company, L.P.	Vontobel Asset Management, Inc.
Lord, Abbett & Co., LLC	Waddell & Reed Investment Management Co.
Luther King Capital Management	Wellington Management Company, LLP
MacKay Shields LLC	Western Asset Management Company
Mairs & Power, Inc.	Westfield Capital Management Company, L.P.
Matthews International Capital Management LLC	William Blair & Company, L.L.C.
McDonnell Investment Management, LLC	Wisdom Tree Investments, Inc.
Mellon Capital Management
Mercer Global Investments
MFS Investment Management
Morgan Stanley Investment Management
Neuberger Berman Group
Newfleet Asset Management, LLC
Nikko Asset Management Americas, Inc.
NISA Investment Advisors, LLC
Numeric Investors LLC
Nuveen Investments
NWQ Investment Management Company, LLC
Oaktree Capital Management, LLC
Oppenheimer Funds
Orbis Investment Management Limited
Pacific Investment Management Company LLC
PanAgora Asset Management, Inc.
PineBridge Investments
Pioneer Investment Management
Principal Global Investors
ProShare Advisors LLC
Pugh Capital Management, Inc.
Push Capital Management, Inc.
Putnam Investments
Pzena Investment Management, LLC
Rafferty Asset Management LLC (Direxion)
RidgeWorth Investments
Rockefeller & Co., Inc.

A-4 2017 Proxy Statement

APPENDIX B

Non-GAAP Financial Measure Reconciliations

Principal Financial Group, Inc.

	For the year ended Dec.31

(in millions, except as indicated)	2016	2015	2014	2013	2012

Net Income Available to Common Stockholders
Net income available to common stockholders	$1,316.5	$1.209.3	$1,111.1	$879.7	$773.6
Net realized capital (gains) losses(1)	(37.4)	133.8	100.5	179.1	(39.0)
Other after-tax adjustments	52.0	(72.6)	106.3	1.1	74.2

Operating earnings	$1,331.1	$1,270.5	$1,317.9	$1,059.9	$808.8

Net Realized Capital Gains (Losses)
Net realized capital gains (losses)	$171.1	$(51.1)	$14.7	$(225.2)	$114.1
Recognition of front-end fee revenues	0.2	(0.1)	0.7	(0.9)	(0.2)
Market value adjustments to fee revenues	(2.5)	(1.1)	—	—	(0.3)
Net realized capital gains (losses) related to equity method investments	0.1	—	—	—	—
Derivative and hedging-related adjustments	(94.1)	(111.7)	(92.8)	(93.9)	(98.9)
Sponsored investment fund adjustments	6.1	1.3	—	—	—
Amortization of deferred acquisition costs	(66.2)	(12.2)	(37.7)	32.3	28.8
Capital gains distributed—operating expenses	3.7	15.4	(10.6)	(23.6)	(11.6)
Amortization of other actuarial balances	(11.2)	(1.8)	(11.6)	14.8	7.8
Market value adjustments of embedded derivatives	50.0	(0.2)	4.8	18.4	(0.6)
Capital gains distributed—cost of interest credited	(10.9)	(9.2)	(10.6)	(2.2)	(0.6)
Net realized capital gains (losses) tax adjustments	6.6	45.6	43.6	101.4	8.6
Net realized capital gains (losses) attributable to noncontrolling interest, after-tax	(15.5)	(8.8)	(1.0)	(0.2)	(8.3)
Net realized capital gains (losses) associated with exited group medical insurance business, after-tax	—	0.1	—	—	0.2

Total net realized capital gains (losses)	$37.4	$(133.8)	$(100.5)	$(179.1)	$39.0

Diluted Earnings Per Common Share
Net income	$4.50	$4.06	$3.65	$2.95	$2.58
Net realized capital (gains) losses	(0.13)	0.44	0.34	0.60	(0.14)
Other after-tax adjustments	0.18	(0.24)	0.36	—	0.25
Adjustment for redeemable noncontrolling interest	—	—	0.06	—	—

Operating earnings	$4.55	$4.26	$4.41	$3.55	$2.69

Stockholders' Equity
Stockholders' equity	$10,293.8	$9,377.4	$10,232.0	$9,777.0	$9,703.4
Noncontrolling interest	(66.5)	(65.8)	(48.0)	(92.8)	(20.0)

Stockholders' equity attributable to PFG	10,227.3	9,311.6	10,184.0	9,684.2	9,683.4
Net unrealized capital (gains) losses	(827.0)	(715.9)	(1,148.3)	(700.6)	(1,235.7)
Net unrecognized postretirement benefit obligation	408.4	450.2	411.1	155.9	488.5
Preferred stock, at par	—	—	(0.1)	(0.1)	(0.1)
Paid-in capital—preferred stock	—	—	(541.9)	(541.9)	(541.9)

Stockholders' equity, x-AOCI other than foreign currency translation adjustment, available to common stockholders	$9,808.7	$9,045.9	$8,904.8	$8,597.5	$8,394.2

Net Income ROE Available to Common Stockholders (including AOCI)
Net income ROE available to common stockholders (including AOCI)	13.5%	12.8%	11.8%	9.6%	8.8%
Net unrealized capital gains (losses)	1.1%	1.3%	1.2%	1.2%	1.0%
Net unrecognized postretirement benefit obligation	–0.6%	–0.6%	–0.3%	–0.4%	–0.4%

Net income ROE available to common stockholders (x-AOCI, other than foreign currency translation adjustment)	14.0%	13.5%	12.7%	10.4%	9.4%

Net realized capital (gains) losses	–0.5%	1.5%	1.2%	2.1%	–0.5%
Other after-tax adjustments	0.6%	–0.8%	1.2%	0.0%	0.9%

Operating earnings ROE (x-AOCI, other than foreign currency translation adjustment)	14.1%	14.2%	15.1%	12.5%	9.8%

(1)
This is a non-GAAP financial measure. See reconciliation below.

For the year ended Dec. 31 2016

Net Revenue
Net revenue	$5,283.1
Operating expenses	(3,583.7)
Pre-tax operating earnings (losses) attributable to noncontrolling interest	(30.7)
Pre-tax net realized capital gains (losses)	46.3
Pre-tax other adjustments	(86.4)
Certain adjustments related to equity method investments and noncontrolling interest	(36.9)

Income (Loss) Before Income Taxes	$1,591.7

Operating Revenues
Total GAAP Revenues	$12,394.1

Net realized capital (gains) losses, net of related revenue adjustments	(80.9)
Certain adjustments related to equity method investments	67.6

Operating revenues	$12,380.8

2017 Proxy Statement B-1

EE-9039-15

NNNNNNNNNNNN . + NNNNNN C 1234567890 000004 ENDORSEMENT_LINE______________ SACKPACK_____________ MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 Vote by Internet • Go to www.investorvote.com • Or scan the QR code with your smartphone • Follow the steps outlined on the secure website Annual Meeting Notice 1234 5678 9012 345 Important Notice Regarding the Availability of Proxy Materials for the Principal Financial Group, Inc. Annual Meeting to be Held on Tuesday, May 16, 2017 Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual meeting are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important! If you want to receive a paper copy or an e-mail of these materials, you must request one. There is no charge to you for this request. Please make your request as instructed on the reverse side on or before May 5, 2017 to facilitate timely delivery. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The proxy statement and annual report are available at: www.investorvote.com : Easy Online Access — A Convenient Way to View Proxy Materials and Vote Step 1: Go to www.investorvote.com. Step 2: Follow the instructions on the screen to log in. Step 3: Click on the icon on the right to view the current meeting materials. Step 4: Return to the investorvote.com window and make your selection as instructed on each screen to select delivery preferences and vote. When you go online, you can also help the environment by consenting to receive electronic delivery of future materials. + 2 N O T P F G 001CSP00BB 02JM2C NNNNNNNNN IMPORTANT ANNUAL MEETING INFORMATION

. Annual Meeting Notice Principal Financial Group, Inc.’s Annual Meeting will be held on May 16, 2017 at 750 Park Street, Des Moines, Iowa, at 9:00 a.m. Central Daylight Time. The Board of Directors recommends a vote FOR Proposals 1, 2 and 4 and every 1 YR for Proposal 3. 1. 2. 3. 4. Election of Directors Advisory Vote to Approve Executive Compensation Advisory Vote on the Frequency of Advisory Vote to Approve Executive Compensation Ratification of Appointment of Independent Registered Public Accountants PLEASE NOTE: YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must go to www.investorvote.com, or you can request a set of proxy materials by following the instructions at the bottom of this page. If you wish to attend the Annual Meeting, please bring proof of share ownership and photo identification with you. Directions to the Principal Financial Group, Inc. 2017 Annual Meeting 2017 Annual Meeting of Principal Financial Group, Inc. Shareholders Tuesday, May 16, 2017, 9:00 a.m. Central Daylight Time 750 Park Street, Des Moines, Iowa Free parking is available at the Principal Child Development Center located at 801 Park Street, Des Moines, Iowa. A limited number of spaces are available on a first come, first serve basis. Upon arrival, please present proof of share ownership and photo identification at the registration desk. You do not need to attend the Annual Meeting to vote. Here's how to order a copy of the proxy materials and select a future delivery preference: Paper copies: Current and future paper delivery requests can be submitted via the telephone, Internet or e-mail options below. E-mail copies: Current and future e-mail delivery requests must be submitted via the Internet following the instructions below. If you request an e-mail copy of current materials you will receive an e-mail with a link to the materials. PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a set of proxy materials. g g g Telephone – Call us free of charge at 1-866-641-4276 in the USA, US territories & Canada using a touch-tone phone. Internet – Go to www.investorvote.com. E-mail – Send an e-mail to investorvote@computershare.com with “Proxy Materials PFG” in the subject line. Include in the message your full name and address, plus the number located in the shaded bar on the reverse, and state in the e-mail that you want a paper copy of current meeting materials. You can also state your preference to receive a paper copy for future meetings. To facilitate timely delivery, all requests for a paper copy of the proxy materials must be received by May 5, 2017. 02JM2C

MMMMMMMMMMMM . 2017 Annual Meeting Proxy Card MMMMMMMMMMMMMMM C123456789 000004 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext ENDORSEMENT_LINE______________ SACKPACK_____________ Electronic Voting Instructions Available 24 hours a day, 7 days a week! Instead of mailing your card, you may choose one of the voting methods outlined below to vote your proxy. VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR. Proxies submitted by the Internet or telephone must be received by 1:00 a.m., Central Daylight Time, on May 16, 2017. Vote by Internet • Go to www.investorvote.com • Or scan the QR code with your smartphone • Follow the steps outlined on the secure website MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 Vote by telephone • Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone • Follow the instructions provided by the recorded message Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. Annual Meeting Proxy Card 1234 5678 9012 345 q IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q Election of Directors Proposals 1. The Board of Directors recommends a vote FOR the listed nominees. The Board of Directors recommends a vote FOR Proposals 2 and 4 and every 1 YR for + Proposal 3. For Against Abstain For Against Abstain 2. Advisory Vote to Approve Executive Compensation 01 - Betsy J. Bernard 3. Advisory Vote on the Frequency of Advisory Vote to Approve Executive Compensation 3 Yrs 2 Yrs 1 YrAbstain 02 - Jocelyn Carter-Miller 03 - Dennis H. Ferro For Against Abstain 4. Ratification of Appointment of Independent Registered Public Accountants 04 - Scott M. Mills Change of Address Change of Address — Please print new address below. Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below Please sign exactly as name(s) appears hereon. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title. Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. MMMMMMMC 1234567890 J N T MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND + 1 U P X3 1 8 7 4 0 1 001CSP00BC 02JM0D MMMMMMMMM D C B A X IMPORTANT ANNUAL MEETING INFORMATION

. 2017 Annual Meeting 2017 Annual Meeting of Principal Financial Group, Inc. Shareholders Tuesday, May 16, 2017, 9:00 a.m. Central Daylight Time 750 Park Street, Des Moines, Iowa Free parking is available at the Principal Child Development Center located at 801 Park Street, Des Moines, Iowa. A limited number of spaces are available on a first come, first serve basis. Upon arrival, please show proof of share ownership and photo identification at the registration desk. You do not need to attend the Annual Meeting to vote. q IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q Proxy — Principal Financial Group, Inc. This proxy is solicited on behalf of the Board of Directors of Principal Financial Group, Inc. for the annual meeting of shareholders to be held at 9:00 a.m. Central Daylight Time, May 16, 2017, at 750 Park Street. The shareholder signator(s) on this form hereby appoints Timothy M. Dunbar, Karen E. Shaff and Deanna D. Strable, and each of them, proxies with full power of substitution, to vote all shares of Principal Financial Group, Inc. common stock held in the name of the shareholder(s) at the 2017 annual meeting of shareholders and at any adjournment thereof, upon all subjects that may properly come before the meeting, including the matters described in the Proxy Statement, subject to any directions indicated on the reverse side. If no directions are given, the proxies will vote for the election of all listed nominees and in accordance with the Board of Directors recommendations on the other matters listed on the reverse side, and at their discretion, on any other matter that may properly come before the meeting. This proxy will be voted as directed, or if no direction is indicated, will be voted in accordance with the Board of Directors recommendations. SEE REVERSE SIDE FOR IMPORTANT INFORMATION ABOUT VOTING BY INTERNET OR TELEPHONE.

MMMMMMMMMMMM . Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. Annual Meeting Proxy Card q PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q Election of Directors Proposals 1. The Board of Directors recommends a vote FOR the listed nominees. The Board of Directors recommends a vote FOR Proposals 2 and 4 and every 1 YR for + Proposal 3. For Against Abstain For Against Abstain 2. Advisory Vote to Approve Executive Compensation 01 - Betsy J. Bernard 3. Advisory Vote on the Frequency of Advisory Vote to Approve Executive Compensation 3 Yrs 2 Yrs 1 YrAbstain 02 - Jocelyn Carter-Miller 03 - Dennis H. Ferro For Against Abstain 4. Ratification of Appointment of Independent Registered Public Accountants 04 - Scott M. Mills Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below Please sign exactly as name(s) appears hereon. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title. Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. + 1 U P X 3 1 8 7 4 0 2 <STOCK#> 02JM1C MMMMMMMMM C B A X IMPORTANT ANNUAL MEETING INFORMATION

. Proxy — Principal Financial Group, Inc. This proxy is solicited on behalf of the Board of Directors of Principal Financial Group, Inc. for the annual meeting of shareholders to be held at 9:00 a.m. Central Daylight Time, May 16, 2017, at 750 Park Street. The shareholder signator(s) on this form hereby appoints Timothy M. Dunbar, Karen E. Shaff and Deanna D. Strable, and each of them, proxies with full power of substitution, to vote all shares of Principal Financial Group, Inc. common stock held in the name of the shareholder(s) at the 2017 annual meeting of shareholders and at any adjournment thereof, upon all subjects that may properly come before the meeting, including the matters described in the Proxy Statement, subject to any directions indicated on the reverse side. If no directions are given, the proxies will vote for the election of all listed nominees and in accordance with the Board of Directors recommendations on the other matters listed on the reverse side, and at their discretion, on any other matter that may properly come before the meeting. This proxy will be voted as directed, or if no direction is indicated, will be voted in accordance with the Board of Directors recommendations.

MMMMMMMMMMMM . 2017 Annual Meeting Voting Instruction Card MMMMMMMMMMMMMMM C123456789 000004 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext ENDORSEMENT_LINE______________ SACKPACK_____________ Electronic Voting Instructions Available 24 hours a day, 7 days a week! Instead of mailing your card, you may choose one of the voting methods outlined below to vote your proxy. VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR. Proxies submitted by the Internet or telephone must be received by 1:00 a.m., Central Daylight Time, on May 12, 2017. Vote by Internet • Go to www.investorvote.com • Or scan the QR code with your smartphone • Follow the steps outlined on the secure website MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 Vote by telephone • Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone • Follow the instructions provided by the recorded message Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. Annual Meeting Voting Instruction Card 1234 5678 9012 345 q IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q Election of Directors Proposals 1. The Board of Directors recommends a vote FOR the listed nominees. The Board of Directors recommends a vote FOR Proposals 2 and 4 and every 1 YR for + Proposal 3. For Against Abstain For Against Abstain 2. Advisory Vote to Approve Executive Compensation 01 - Betsy J. Bernard 3. Advisory Vote on the Frequency of Advisory Vote to Approve Executive Compensation 3 Yrs 2 Yrs 1 YrAbstain 02 - Jocelyn Carter-Miller 03 - Dennis H. Ferro For Against Abstain 4. Ratification of Appointment of Independent Registered Public Accountants 04 - Scott M. Mills Change of Address Change of Address — Please print new address below. Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below Please sign exactly as name(s) appears hereon. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title. Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. MMMMMMMC 1234567890 J N T MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND + 1 U P X3 1 8 7 4 0 4 <STOCK#> 02JM6C MMMMMMMMM D C B A X IMPORTANT ANNUAL MEETING INFORMATION

. q IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q Voting Instruction Card — Principal Financial Group, Inc. By signing this voting instruction card, you hereby authorize Northern Trust Investments, Inc., Portfolio Manager of The Principal Financial Group, Inc. Stock Separate Account, to vote as agent for Principal Life Insurance Company, in person or by proxy, all shares attributable to units credited to your plan account as of March 22, 2017, the record date, at the 2017 annual meeting of shareholders to be held on May 16, 2017 or at any adjournment or postponement thereof. Indicate how your interests are to be voted by the Portfolio Manager by marking the boxes on the reverse side. If you sign the voting instruction card but give no directions, Northern Trust will vote your interests in accordance with the Board of Directors recommendations. If you do not complete the voting instruction card, Northern Trust will vote your interests in the same proportion as the shares held in the Separate Account as to which Northern Trust has received voting instructions. SEE REVERSE SIDE FOR IMPORTANT INFORMATION ABOUT VOTING BY INTERNET OR TELEPHONE.

MMMMMMMMMMMM . 2017 Annual Meeting Voting Instruction Card MMMMMMMMMMMMMMM C123456789 000004 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext ENDORSEMENT_LINE______________ SACKPACK_____________ Electronic Voting Instructions Available 24 hours a day, 7 days a week! Instead of mailing your card, you may choose one of the voting methods outlined below to vote your proxy. VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR. Proxies submitted by the Internet or telephone must be received by 1:00 a.m., Central Daylight Time, on May 12, 2017. Vote by Internet • Go to www.investorvote.com • Or scan the QR code with your smartphone • Follow the steps outlined on the secure website MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 Vote by telephone • Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone • Follow the instructions provided by the recorded message Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. Annual Meeting Voting Instruction Card 1234 5678 9012 345 q IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q Election of Directors Proposals 1. The Board of Directors recommends a vote FOR the listed nominees. The Board of Directors recommends a vote FOR Proposals 2 and 4 and every 1 YR for + Proposal 3. For Against Abstain For Against Abstain 2. Advisory Vote to Approve Executive Compensation 01 - Betsy J. Bernard 3. Advisory Vote on the Frequency of Advisory Vote to Approve Executive Compensation 3 Yrs 2 Yrs 1 YrAbstain 02 - Jocelyn Carter-Miller 03 - Dennis H. Ferro For Against Abstain 4. Ratification of Appointment of Independent Registered Public Accountants 04 - Scott M. Mills Change of Address Change of Address — Please print new address below. Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below Please sign exactly as name(s) appears hereon. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title. Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. MMMMMMMC 1234567890 J N T MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND + 1 U P X3 1 8 7 4 0 3 <STOCK#> 02JM4C MMMMMMMMM D C B A X IMPORTANT ANNUAL MEETING INFORMATION

. q IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q Voting Instruction Card — Principal Financial Group, Inc. By signing this voting instruction card, you hereby authorize Bankers Trust Company, NA of Des Moines, Iowa, the Trustee for The Principal Select Savings Plan for Employees and The Principal Select Savings Plan for Individual Field (“401(k)”), as holder of plan assets invested in Principal Financial Group, Inc. common stock, to vote in person or by proxy all shares credited to your account as of March 22, 2017, the record date, at the 2017 annual meeting of shareholders to be held on May 16, 2017 or at any adjournment or postponement thereof. Indicate how the underlying Principal Financial Group, Inc. shares allocated to your plan account are to be voted by the trustee by marking the boxes on the reverse side. If you sign the voting instruction card but give no directions, the trustee will vote your shares for the election of all listed nominees and in accordance with the Board of Directors recommendations on the other matters listed on the reverse side. If you do not complete the voting instruction card, the trustee will vote your shares as the trustee determines in its discretion. SEE REVERSE SIDE FOR IMPORTANT INFORMATION ABOUT VOTING BY INTERNET OR TELEPHONE.